-------------------------------------------------------------------------------
                              STATE STREET RESEARCH
-------------------------------------------------------------------------------
                                HIGH INCOME FUND
                              ---------------------

                              ANNUAL REPORT

                              March 31, 2000

                              --------------------
                                 WHAT'S INSIDE
                              --------------------

                              FROM THE CHAIRMAN

                              America's economic prosperity
                              continues

                              PORTFOLIO MANAGER'S REVIEW

                              A disappointing year for high-
                              yield bonds

                              FUND INFORMATION

                              Facts and figures

                              PLUS, COMPLETE PORTFOLIO HOLDINGS
                              AND FINANCIAL STATEMENTS

                                                       ----------------------
                                                               DALBAR
                                                       HONORS COMMITMENT TO:
                                                             INVESTORS
                                                               1999
                                                       ----------------------

                                                          For Excellence
[Logo] STATE STREET RESEARCH                                    in
                                                        Shareholder Service

FROM THE CHAIRMAN

[Photo of Gerard P. Maus]

DEAR SHAREHOLDER:

America's cycle of economic prosperity has extended to a record-breaking nine consecutive years. Gross domestic product, a measure of goods and services produced in the U.S., rose strongly during the year. It surged ahead at an annualized rate of 7.3% in the fourth quarter of 1999, and slowed only slightly to 5.4% in the first quarter of 2000, despite the efforts of the Federal Reserve Board to cool down the economy by raising interest rates. Beginning in the second half of 1999 and continuing to the end of the reporting period, the Fed raised a key short-term interest rate in five consecutive 0.25% steps from 4.75% to 6.00%.


STOCKS
The U.S. stock market delivered double-digit gains over the 12 months ended March 31, 2000, despite weakness at the end of the period. The S&P 500 rose 17.93%, however, S&P technology stocks accounted for a disproportionate share of those gains. And the technology-heavy NASDAQ gained a stunning 86.25% over the same period.

BONDS
In 1999, the bond market was hurt by factors associated with Y2K. Fears that issuers would go to the market with their debt issues early in the year drove yields up and bond prices down. However, those fears were not realized, and the market began to close the yield gap in the second half of the year. Rising interest rates also hurt the bond market. Mortgage bonds have held up better than government and corporate bonds. With both delivering modest single-digit returns. High-yield bonds, which were relatively strong in 1999, finished the fund reporting year behind other bond sectors. Despite a volatile year, long-term U.S. Treasury bonds were helped somewhat by the first repurchase of bonds since the 1930s and by the perception that the Federal Reserve is working to stem inflation through higher interest rates.

INTERNATIONAL
Economic growth around the globe was better than expected during the year. In Asia and the emerging markets of Latin America, economies rebounded from currency and economic woes faster than anticipated. Japan began to show signs of progress in revitalizing its economy after a decade of stagnation and decline. That was reflected in strong stock market performance in 1999, especially among small Japanese companies. However, Japanese stocks lagged early in 2000 as recession fears returned. European stock markets delivered mixed results. European technology stocks, strong at first, suffered from the same volatility that has plagued the U.S. market.

OUTLOOK AND OPPORTUNITIES
As we enter the year 2000, many markets are poised for growth. However, there are also areas, such as the technology sector in the U.S., where extraordinarily high valuations and increasing volatility suggest caution in the months ahead. Now is a good time to consult your financial professional about the strategies that make sense for your personal portfolio. And, as always, we thank you for your confidence in State Street Research.

    Sincerely,

/s/ Gerard P. Maus

    Gerard P. Maus, Chief Executive Officer
    State Street Research Funds

(1) The S&P 500 (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The First Boston High Yield Index is a commonly used measure of high- yield bond performance. The indices do not take transaction charges into consideration. It is not possible to invest directly in the indices.

(2) -2.57% for Class B(1) shares; -2.38% for Class B shares; -2.57% for Class C shares; -1.41% for Class S shares.

(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 4.50% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B (1) was introduced on January 1, 1999.

(4) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(5) The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower.



PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended March 31, 2000)
--------------------------------------------------------------------------------

TOTAL VALUE OF $10,000 INVESTED ON MARCH 31, 1990(3)
(Class A shares, at maximum applicable sales charge)

3/90                                                    $ 9,550
3/90                                                      8,415
3/91                                                     11,478
3/92                                                     13,815
3/93                                                     16,900
3/94                                                     16,587
3/95                                                     18,641
3/96                                                     21,786
3/97                                                     24,922
3/98                                                     24,827
3/99                                                     25,393
3/00                                                     24,977


YIELD
-------------------------------------------------------------------------
Class A                                                             8.96%
-------------------------------------------------------------------------
Class B(1)                                                          8.73%
-------------------------------------------------------------------------
Class B                                                             8.67%
-------------------------------------------------------------------------
Class C                                                             8.67%
-------------------------------------------------------------------------
Class S                                                             9.74%
-------------------------------------------------------------------------

Yield is based on the net investment income produced for the 30 days ended March 31, 2000. A high yield could be indicative of high risk bond holdings that have decreased in price because of financial problems of the issuers of the bonds.

AVERAGE ANNUAL TOTAL RETURN
(at maximum applicable sales charge)(3)(4)(5)
--------------------------------------------------------------------
                          10 YEARS      5 YEARS           1 YEAR
-------------------------------------------------------------------
  Class A                   9.59%        6.49%             -6.07%
-------------------------------------------------------------------
  Class B(1)                9.48%        6.37%             -7.02%
-------------------------------------------------------------------
  Class B                   9.50%        6.41%             -6.85%
-------------------------------------------------------------------
  Class C                   9.49%        6.66%             -3.46%
-------------------------------------------------------------------
  Class S                  10.23%        7.74%             -1.41%
-------------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW
HIGH INCOME FUND: A DISAPPOINTING YEAR FOR HIGH-YIELD BONDS

[Photo of Bartlett R. Geer]

      Bartlett R. Geer
     Portfolio Manager

We spoke with Bart Geer, portfolio manager of State Street Research High Income Fund, about the year ended March 31, 2000 and his outlook for the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: Class A shares returned -1.65% [without sales charge](2) for the 12 months ended March 31, 2000. That was slightly lower than the average high current yield fund, which returned 0.06%, according to Lipper Analytical Services. Also, the fund slightly underperformed the First Boston High Yield Index, which returned 0.30%.(1)

Q: WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?
A: Overall, it was a challenging year for high-yield bonds. Volatility in the equity markets spilled over to the high-yield market as the sector sunk to a 10-year low relative to U.S. Treasuries. The fund's performance reflects that weak environment. The fund's bias against emerging market debt relative to its peers hindered performance as this sector performed well over the past 12 months.

Q: WHAT INDUSTRIES OFFERED THE BEST OPPORTUNITY DURING THE YEAR?
A: The fund's investments in telecommunications, health care, industrial, retail, conglomerate and technology bonds helped performance. Among them, both telecommunications and industrial bonds offer high yields March 31, 2000 and strong business fundamentals.

Q: WHERE WERE THE FUND'S DISAPPOINTMENTS?
A: We were hurt by our investments in food and waste management bonds. Two of our holdings in these areas were hit hard as accounting problems were uncovered. As previously mentioned, the fund's avoidance of emerging market debt negatively impacted performance.

Q: DID YOU ADJUST THE FUND'S ASSET POSITIONS IN LIGHT OF THE HIGH-YIELD MARKET'S OVERALL WEAKNESS?
A: Yes, in fact, we increased our investment in higher-quality BB rated bonds in the second half of the period because we were concerned that the "wealth effect" that has boosted consumer and investor confidence will lead to even higher interest rates and a slower economy. We also cut the fund's duration to protect against further interest rate increases from the Federal Reserve Board. Yet, not all of our moves were defensive. We added to our positions in media, telecommunications and cyclical bonds because we believe those areas could be the chief beneficiaries of stronger global economies, which have started to recover. We also added some smaller issues which are oversold due to investor concerns about liquidity.

Q: WHAT IS YOUR OUTLOOK?
A: We expect the Federal Reserve Board to succeed in its efforts to slow the U.S. economy with higher short-term interest rates. A decelerating economy with higher short-term interest rates should eventually be positive for high-yield bonds, because it could ease the recession fears that have resulted in wider spreads, for example, declining values for high-yield bonds. In fact, with high-yield spreads relative to treasury bonds at their wider end of the 15 year range, we believe there is significant opportunity among high-yield bonds going forward.

March 31, 2000

----------------------------------------------------------------------------
ASSET ALLOCATION*                      5 LARGEST INDUSTRY BOND POSITIONS
(by percentage of net assets)          (by percentage of net assets)

B                              56%     FIXED COMMUNICATIONS           19.2%
BB                             16%     GENERAL INDUSTRY                7.6%
BBB                             3%     MOBILE COMMUNICATIONS           7.1%
Cash                            4%     ENERGY                          6.6%
Convertibles                    6%     PAPER & PACKAGING               5.1%
Common stocks/warrants          7%
Preferred stock                 2%     Total: 45.6%
CCC                             6%

Quality ratings based on those provided by Standard & Poor's Corp. and/or equivalent ratings by Moody's Investors Services, Inc. *6% of the above bonds were unrated and included among relevant rating categories as determined by the fund's manager.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
March 31, 2000

-------------------------------------------------------------------------------------------------------------
                                                           PRINCIPAL             MATURITY            VALUE
                                                            AMOUNT                 DATE             (NOTE 1)
-------------------------------------------------------------------------------------------------------------
BONDS 81.0%
AUTOMOTIVE 0.7%
Federal Mogul Corp., 7.50% ..........................      $1,730,000             1/15/2009        $    1,331,512
Lear Corp. Sr. Note Series B, 8.11% .................       5,040,000             5/15/2009             4,627,476
                                                                                                   --------------
                                                                                                        5,958,988
                                                                                                   --------------
INDUSTRIAL 0.5%
Pioneer Americas Acquisition Corp. Sr. Sec. Note
  Series B, 9.25% ...................................       5,530,000             6/15/2007             4,534,600
                                                                                                   --------------
CABLE 0.9%
Charter Communications Holdings Sr. Note, 10.25%+ ...       7,435,000             1/15/2010             7,137,600
Insight Midwest LP Sr. Note, 9.75%+ .................         460,000            10/01/2009               457,700
                                                                                                   --------------
                                                                                                        7,595,300
                                                                                                   --------------
CASINO 2.2%
Harrah's Operating Inc. Sr. Sub. Note, 7.875% .......       3,340,000            12/15/2005             3,081,150
Hollywood Casino Corp. Note, 13.00%+ ................       2,400,000             8/01/2006             2,568,000
International Game Technology Sr. Note, 8.375% ......       4,490,000             5/15/2009             4,063,450
Mohegan Tribal Gaming Authority Sr. Note, 8.125% ....       7,370,000             1/01/2006             6,835,675
Park Place Entertainment Corp. Sr. Sub. Note,
  9.375%+ ...........................................       2,300,000             2/15/2007             2,254,000
                                                                                                   --------------
                                                                                                       18,802,275
                                                                                                   --------------
CHEMICAL 1.7%
Acetex Sr. Note, 9.75% ..............................       1,300,000            10/01/2003             1,209,000
Agriculture Minerals & Chemicals Sr. Note, 10.75% ...         310,000             9/30/2003               235,600
American Pacific Corp. Sr. Note, 9.25% ..............       5,150,000             3/01/2005             5,278,750
GNI Group Inc. Sr. Note, 10.875% ....................       7,000,000             7/15/2005             2,800,000
PCI Chemicals Inc. Sr. Note Series B, 9.25% .........       4,810,000            10/15/2007             3,932,175
Terra Industries Sr. Note, 10.50% ...................         550,000             6/15/2005               401,500
                                                                                                   --------------
                                                                                                       13,857,025
                                                                                                   --------------
ENERGY 6.6%
Canadian Forest Oil Ltd. Sr. Sub. Note, 8.75% .......       3,045,000             9/15/2007             2,801,400
Chesapeake Energy Corp. Sr. Note Series B, 9.625% ...       7,220,000             5/01/2005             6,714,600
Frontier Corp. Sr. Note, 9.125% .....................      10,050,000             2/15/2006             8,542,500
Gulfmark Offshore Inc. Sr. Note, 8.75% ..............       3,880,000             6/01/2008             3,501,700
Moran Energy Inc. Cv. Deb., 8.75% ...................       2,420,000             1/15/2008             2,214,300
Newpark Resources Inc. Sr. Sub. Note Series B, 8.625%      10,020,000            12/15/2007             8,617,200
Ocean Energy Inc. Series B Sr. Note, 7.625% .........       1,750,000             7/01/2005             1,627,500
Ocean Energy Inc. Sr. Sub. Note, 8.625% .............       2,425,000             8/01/2005             2,352,250
Plains Resources Inc. Sr. Sub. Note, 10.25%+ ........       4,315,000             3/15/2006             4,147,794
Plains Resources Inc. Sr. Sub. Note Series B, 10.25%        2,595,000             3/15/2006             2,494,444
Pogo Producing Co. Sr. Sub. Note, 8.75% .............       3,010,000             5/15/2007             2,784,250
Pogo Producing Co. Sub. Note, 5.50% .................         850,000             6/15/2006               735,250
Pool Energy Services Co. Sr. Sub. Note, 8.625% ......       9,010,000             4/01/2008             9,269,217
                                                                                                   --------------
                                                                                                       55,802,405
                                                                                                   --------------
FIXED COMMUNICATIONS 19.2%
Advanced Radio Telecom Corp. Sr. Note, 14.00% .......       5,013,000             2/15/2007             4,712,220
BTI Telecom Corp. Sr. Note, 10.50% ..................       5,250,000             9/15/2007             4,633,125
Call-Net Enterprises Inc. Sr. Note, 8.00% ...........       5,250,000             8/15/2008             3,871,875
Call-Net Enterprises Inc. Sr. Note, 9.375% ..........       9,405,000             5/15/2009             7,524,000
Covad Commerce Group, 12.00%+ .......................       2,965,000             2/15/2010             2,638,850
Econophone Inc. Sr. Note, 13.50% ....................      15,250,000             7/15/2007            15,593,125
Globenet Communications Group Sr. Note, 13.00% ......       1,915,000             7/15/2007             1,935,946
GST Equipment Funding Inc. Sr. Sec. Note, 13.25% ....         145,000             5/01/2007               102,950
Hyperion Telecommunication Inc. Sr. Sub. Note, 12.00%       6,265,000            11/01/2007             6,296,325
ICG Holdings Inc. Sr. Note, 0.00% to
  9/14/2000, 13.50% from 9/15/2000 to maturity ......       7,600,000             9/15/2005             7,106,000
Intermedia Communications Inc. Sr. Note, 8.60% ......       1,200,000             6/01/2008             1,056,000
Level 3 Communications Inc. Sr. Note, 11.25%+ .......       2,875,000             3/15/2010             2,731,250
Logix Communications Sr. Note, 12.25% ...............       1,500,000             6/15/2008               720,000
Northpoint Commerce Group Inc. Sr. Note, 12.875%+ ...       6,000,000             2/15/2010             5,355,000
Primus Telecommunications Group Sr. Note, 11.75% ....       6,550,000             8/01/2004             6,320,750
Primus Telecommunications Inc. Sr. Note, 12.75% .....       3,025,000            10/15/2009             2,934,250
PSINet Inc. Sr. Note, 10.50%+ .......................       7,610,000            12/01/2006             7,305,600
PSINet Inc. Sr. Note, 11.00% ........................       1,390,000             8/01/2009             1,348,300
Rhythms Netconnections Inc., 14.00%+ ................       2,200,000             2/15/2010             1,914,000
Rhythms Netconnections Inc. Note, 12.75% ............       5,060,000             4/15/2009             4,301,000
RSL Communications Ltd. Sr. Note, 12.25% ............      15,974,000            11/15/2006            15,814,260
Startec Global Communications Corp. Sr. Note, 12.00%       10,300,000             5/15/2008             8,600,500
Viatel Inc. Sr. Note, 0.00% to 4/14/2003, 12.50%
  from 4/15/2003 to maturity ........................      11,685,000             4/15/2008             6,543,600
Viatel Inc. Sr. Note, 11.25% ........................       5,785,000             4/15/2008             5,148,650
Viatel Inc. Sr. Note, 11.50% ........................       5,173,000             3/15/2009             4,785,025
Williams Communications Group Sr. Note, 10.875% .....       4,150,000            10/01/2009             4,087,750
Winstar Communicaions Inc., 12.50%+ .................       5,510,000             4/15/2008             5,420,463
Winstar Communications Inc. Sr. Exch. Note, 14.50% ..       8,905,000            10/15/2005            14,248,000
Winstar Equipment Corp. Sr. Sec. Exch. Note, 12.50% .       1,830,000             3/15/2004             2,049,600
World Access Inc. Sr. Note, 13.25% ..................       7,315,000             1/15/2008             6,364,050
                                                                                                   --------------
                                                                                                      161,462,464
                                                                                                   --------------
FOOD & BEVERAGE 1.4%
Archibald Candy Corp. Sr. Sec. Note, 10.25% .........       7,950,000             7/01/2004             7,592,250
Aurora Foods Inc. Sr. Sub. Note Series B, 8.75% .....         500,000             7/01/2008               192,500
Aurora Foods Inc. Sr. Sub. Note Series B, 9.875% ....       2,000,000             2/15/2007               810,000
Tom's Foods Inc. Sr. Sec. Note, 10.50% ..............       3,750,000            11/01/2004             3,243,750
                                                                                                   --------------
                                                                                                       11,838,500
                                                                                                   --------------
GENERAL INDUSTRIAL 7.6%
Ametek Inc. Sr. Note, 7.20% .........................       7,300,000             7/15/2008             6,637,744
Argo-Tech Corp. Sr. Sub. Note, 8.625% ...............       1,500,000            10/01/2007             1,147,500
Cluett American Corp. Sr. Sub. Note Series B, 10.125%       6,700,000             5/15/2008             4,455,500
Envirosource Inc. Note, 9.75% .......................      19,000,000             6/15/2003            11,970,000
Envirosource Inc. Sr. Note Series B, 9.75% ..........         600,000             6/15/2003               330,000
Gentek Inc. Sr. Sub. Note, 11.00% ...................       5,890,000             8/01/2009             5,860,550
Henry Co. Sr. Note Series B, 10.00% .................       5,050,000             4/15/2008             3,661,250
International Knife & Saw Inc. Sr. Sub. Note, 11.375%       9,325,000            11/15/2006             6,947,125
International Utility Structures Inc. Sr. Sub. Note,
  10.75% ............................................       2,000,000             2/01/2008             1,710,000
J.B. Poindexter Inc. Sr. Note, 12.50% ...............      15,940,000             5/15/2004            15,143,000
Simonds Industries Inc. Sr. Sub. Note, 10.25% .......       5,180,000             7/01/2008             3,677,800
Transdigm Inc. Sr. Sub. Note, 10.375% ...............       2,950,000            12/01/2008             2,301,000
Westpoint Stevens Inc. Sr. Note,
  7.875% ............................................         210,000             6/15/2005               170,100
                                                                                                   --------------
                                                                                                       64,011,569
                                                                                                   --------------
HEALTH CARE 4.8%
Beckman Instruments Inc. Sr. Note, 7.10% ............         980,000             3/04/2003               939,820
Bio-Rad Laboratories Inc. Sr. Sub. Note, 11.625%+ ...         680,000             2/15/2007               681,700
Columbia/HCA Healthcare Corp. Note, 6.91% ...........       2,195,000             6/15/2005             1,980,987
Columbia/HCA Healthcare Corp. Note, 7.00% ...........      14,270,000             7/01/2007            12,557,600
Dade International Inc. Sr. Sub. Note, 11.125% ......       2,000,000             5/01/2006             1,930,000
Fisher Scientific International Inc. Sr
 Sub. Note, 9.00% ...................................       4,370,000             2/01/2008             3,976,700
Fresenius Medical Care Capital Trust, 9.00% .........         200,000            12/01/2006               189,500
Iasis Healthcare Corp. Sr. Sub. Note, 13.00%+ .......       6,615,000            10/15/2009             6,581,925
Quest Diagnostics Inc. Sr. Sub. Note, 10.75% ........       8,500,000            12/15/2006             8,776,250
Triad Hospitals Sr. Sub. Note, 11.00% ...............       2,965,000             5/15/2009             2,987,238
                                                                                                   --------------
                                                                                                       40,601,720
                                                                                                   --------------
HOTELS & LODGING 0.4%
Extended Stay America Inc. Sr. Sub. Note, 9.15% .....       3,810,000             3/15/2008             3,467,100
                                                                                                   --------------
LEISURE 1.0%
Premier Parks Inc. Sr. Note, 9.75% ..................       4,665,000             6/15/2007             4,396,763
SFX Entertainment Inc. Sr. Note Series B, 9.125% ....       2,130,000             2/01/2008             2,130,000
SFX Entertainment Inc. Sr. Sub. Note, 9.125% ........       1,800,000            12/01/2008             1,804,500
                                                                                                   --------------
                                                                                                        8,331,263
                                                                                                   --------------
MANUFACTURING 2.8%
Drypers Corp. Series B Sr. Note,
  10.25% ............................................      11,775,000             6/15/2007             9,184,500
North Atlantic Trading Inc. Sr. Note, 11.00% ........      12,500,000             6/15/2004            11,312,500
Prime Succession Inc. Sr. Sub. Note, 10.75%[] .......       3,000,000             8/15/2004               720,000
Scotts Co. Sr. Sub. Note, 8.625%+ ...................       2,450,000             1/15/2009             2,278,500
                                                                                                   --------------
                                                                                                       23,495,500
                                                                                                   --------------
MEDIA 2.7%
Advanstar Communications Inc. Sr. Sub. Note, 9.25% ..       6,480,000             5/01/2008             5,994,000
Hollinger International Publishing Inc. Sr. Sub. ....
  Note, 9.25% .......................................       3,375,000             3/15/2007             3,155,625
Hollinger International, Inc. Sr. Sub. Note, 9.25% ..       1,174,000             2/01/2006             1,097,690
K-III Communications Corp. Sr. Note, 8.50% ..........       4,650,000             2/01/2006             4,417,500
R. H. Donnelley Inc. Sr. Sub. Note, 9.125% ..........       3,000,000             6/01/2008             2,835,000
Spanish Broadcasting Systems Inc. Sr. Sub. Note,
  9.625% ............................................       2,015,000            11/01/2009             1,914,250
Transwestern Publishing Co. LP Sr. Sub. Note
Series D, 9.625% ....................................       3,325,000            11/15/2007             3,208,625
                                                                                                   --------------
                                                                                                       22,622,690
                                                                                                   --------------
METALS 3.0%
Alaska Steel Corp. Sr. Note, 9.125% .................       4,080,000            12/15/2006             3,978,000
Crown Resources Corp. Cv. Sub. Deb., 5.75% ..........       1,110,000             8/27/2001               555,000
Great Central Mines Ltd. Sr. Note, 8.875% ...........       8,500,000             4/01/2008             7,650,000
Kaiser Aluminum & Chemical Corp. Sr. Sub. Note,
  12.75% ............................................      10,570,000             2/01/2003             9,777,250
Sheffield Steel Corp. Note Series B, 11.50% .........       4,030,000            12/01/2005             3,224,000
                                                                                                   --------------
                                                                                                       25,184,250
                                                                                                   --------------
MOBILE COMMUNICATIONS 7.2%
AirGate PCS, Inc. Sr. Sub. Note, 0.00% to 9/30/2004,
  13.50% from 10/1/2004 to maturity .................       7,065,000            10/01/2009             3,885,750
Celcaribe SA Sr. Sec. Note, 0.00% to
  3/14/2004, 14.50% from 3/15/2004 to maturity ......       5,810,000             3/15/2004             4,822,300
Cellnet Data Systems Inc. Sr. Note Series B, 0.00%
  to 9/30/2002, 14.00% from 10/1/2002 to
  maturity[] ........................................      13,500,000            10/01/2007             1,113,750
Clearnet Communications Inc. Sr. Note, 11.75% .......      14,450,000             8/13/2007             7,085,771
Nextel Partners Inc. Sr. Note, 0.00% to 1/31/2004,
  14.00% from 2/1/2004 to maturity ..................      $2,645,000             2/01/2009             1,692,800
Nextel Partners Inc. Sr. Note, 11.00%+ ..............       3,370,000             3/15/2010             3,252,050
Orion Network Systems Inc. Sr. Note, 11.25% .........       1,500,000             1/15/2007             1,012,500
Pagemart Nationwide Inc. Sr. Exch. Note, 0.00% to
  1/31/2000, 15.00% from 2/1/2000 to maturity .......      25,940,000             1/31/2005            27,107,300
Pagemart Wireless Inc. Sr. Sub. Note, 0.00% to 1/31/
  2003, 11.25% from
  2/1/2003 to maturity ..............................      11,700,000             2/01/2008             5,733,000
Paging Network Do Brasil SA Sr. Note, 13.50% ........         750,000             6/06/2005               202,500
US Unwired Inc. Sr. Sub. Note, 0.00% to 10/31/2009,
  13.375% from 11/1/2009 to maturity+ ...............       7,625,000            11/01/2009             4,136,562
                                                                                                   --------------
                                                                                                       60,044,283
                                                                                                   --------------
PAPER & PACKAGING 5.1%
American Tissue Inc. Note, 12.50% ...................       1,265,000             7/15/2006             1,246,025
Ball Corp. Sr. Note, 7.75% ..........................       4,030,000             8/01/2006             3,808,350
Ball Corp. Sr. Sub. Note, 8.25% .....................      13,065,000             8/01/2008            12,281,100
Buckeye Cellulose Corp. Sr. Sub. Note, 9.25% ........       1,900,000             9/15/2008             1,871,500
Buckeye Technologies Inc. Sr. Sub. Note, 8.00% ......       8,000,000            10/15/2010             7,240,000
Crown Packaging Enterprise Ltd. Sr. Sec. Note, 0.00%
  to 7/31/2003, from 14.00% 8/1/2003 to maturity ....       9,000,000             8/01/2006                90,000
Four M Corp. Sr. Sec. Note Series B, 12.00% .........       4,075,000             6/01/2006             4,044,437
Owens-Illinois Inc. Sr. Deb., 7.50% .................       5,330,000             5/15/2010             4,865,224
Packaging Resources Inc. Sr. Sec. Note, 11.625% .....      10,450,000             5/01/2003             6,322,250
Silgan Holdings Inc. Sub. Deb., 13.25% ..............         681,000             7/15/2006               735,480
                                                                                                   --------------
                                                                                                       42,504,366
                                                                                                   --------------
RESTAURANTS 1.1%
NE Restaurant Company, Inc. Sr. Note, 10.75% ........       7,890,000             7/15/2008             6,667,050
Sbarro Inc. Sr. Note, 11.00% ........................       2,665,000             9/15/2009             2,691,650
                                                                                                   --------------
                                                                                                        9,358,700
                                                                                                   --------------
RETAIL 3.4%
J. Crew Group Inc. Sr. Deb., 0.00% to 10/14/2002,
  13.125% from 10/15/2002 to maturity ...............      21,940,000            10/15/2008            12,396,100
J. Crew Operating Corp. Sr. Sub. Note, 10.375% ......      10,675,000            10/15/2007             9,394,000
J.H. Heafner Inc. Sr. Note Series D, 10.00% .........       5,600,000             5/15/2008             4,872,000
Loehmanns Inc. Sr. Note, 11.875%[] ..................       7,442,000             5/15/2003             1,637,240
                                                                                                   --------------
                                                                                                       28,299,340
                                                                                                   --------------
SERVICES 2.0%
Rose Hills Co. Sr. Sub. Note, 9.50% .................       8,750,000            11/15/2004             6,562,500
Safety Kleen Corp. Sr. Note, 9.25% ..................       4,865,000             5/15/2009               389,200
Safety Kleen Services Inc. Sr. Sub. Note, 9.25% .....       4,085,000             6/01/2008               459,563
Stericycle Inc. Sr. Sub. Note Series B, 12.375% .....       1,400,000            11/15/2009             1,428,000
USA Waste Services Inc. Sr. Note, 7.00% .............       8,320,000            10/01/2004             7,500,147
Waste Management Inc., 7.70% ........................         600,000            10/01/2002               572,352
                                                                                                   --------------
                                                                                                       16,911,762
                                                                                                   --------------
SUPERMARKETS/DRUG 0.6%
Pathmark Stores Inc. Sr. Sub. Note, 9.625% ..........       2,275,000             5/01/2003             1,660,750
Stater Brothers Holdings Inc. Sr. Note, 10.75% ......       3,090,000             8/15/2006             3,113,175
                                                                                                   --------------
                                                                                                        4,773,925
                                                                                                   --------------
TECHNOLOGY 2.3%
Anacomp Inc. Sr. Sub. Note Series D, 10.875% ........         450,000             4/01/2004               423,000
Elgar Holdings Inc. Sr. Sub. Note,  9.875% ..........       4,250,000             2/01/2008             2,146,250
Intersil Corp. Sr. Note, 13.25% .....................       3,445,000             8/15/2009             3,927,300
Intertek Finance PLC Series B Sr. Sub. Note, 10.25% .       8,850,000            11/01/2006             7,345,500
Phase Metrics Inc. Sr. Note,  10.75%[] ..............      12,000,000             2/01/2005             1,200,000
SCG Holding Corp. Note Series B, 12.00% .............       2,335,000             8/01/2009             2,498,450
Zilog Inc. Sr. Sec. Note, 9.50% .....................       1,630,000             3/01/2005             1,450,700
                                                                                                   --------------
                                                                                                       18,991,200
                                                                                                   --------------
TRANSPORTATION 2.5%
Cenargo International PLC Note, 9.75% ...............       6,935,000             6/15/2008             6,033,450
First Wave Marine Inc. Sr. Note, 11.00% .............       3,250,000             2/01/2008             1,803,750
Golden Ocean Group Ltd. Sr. Note, 10.00%[] ..........      13,000,000             8/31/2001             1,820,000
International Shipholding Corp. Sr. Note
  Series B, 7.75% ...................................       8,050,000            10/15/2007             7,043,750
Pegasus Shipping Hellas Ltd. Pfd. Note
  Series A, 11.875%[] ...............................       3,500,000            11/15/2004             1,312,500
Westinghouse Air Brake Co. Sr. Note
  Series B2, 9.375% .................................       2,650,000             6/15/2005             2,583,750
                                                                                                   --------------
                                                                                                       20,597,200
                                                                                                   --------------
UTILITY 1.3%
Calpine Corp. Sr. Note, 7.625% ......................         650,000             4/15/2006               613,945
Empire Gas Corp. Sr. Sec. Note, 0.00% to 7/14/99,
  12.875% from 7/15/99 to maturity ..................      18,110,000             7/15/2004            10,051,050
                                                                                                   --------------
                                                                                                       10,664,995
                                                                                                   --------------
Total Bonds (Cost $800,776,705) ...........................................................           679,711,420
                                                                                                   --------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                      VALUE
                                                                                    SHARES           (NOTE 1)
-----------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS 7.9%
ELECTRONIC COMPONENTS 0.5%
Nextel Communications Inc. Series D Exch. Pfd.> .....                                 4,281        $    4,388,025
                                                                                                   --------------
ENERGY 0.3%
Clark U.S.A. Inc. Sr. Exch. Pfd.> ...................                                10,909             2,181,800
                                                                                                   --------------
FINANCIAL 0.2%
RB Asset Inc. Pfd. Series A* ........................                               110,000             2,048,200
                                                                                                   --------------
FIXED COMMUNICATIONS 1.2%
ICG Holdings Inc. Exch. Pfd.> .......................                                11,585            10,194,800
                                                                                                   --------------
MANUFACTURING 0.6%
DECS Trust Exch. Pfd.* ..............................                               231,500               795,781
North Atlantic Trading Inc. Sr. Pfd.> ...............                               220,811             4,471,423
                                                                                                   --------------
                                                                                                        5,267,204
                                                                                                   --------------
MEDIA 1.8%
Granite Broadcasting Corp. Exch. Pfd.> ..............                                16,521            14,868,900
                                                                                                   --------------
PAPER & PACKAGING 0.0%
Equitable Bag Inc. Series A Pfd.* ...................                               134,760               134,760
                                                                                                   --------------
RESTAURANTS 0.4%
Ameriking Inc. Sr. Exch. Pfd.> ......................                               289,109             3,035,644
                                                                                                   --------------
SERVICES 2.1%
Real Time Data Inc. Series B Pfd.*+@ ................                                32,864             8,158,159
Real Time Data Inc. Series C Pfd.*+@ ................                                47,292             9,441,848
                                                                                                   --------------
                                                                                                       17,600,007
                                                                                                   --------------
SUPERMARKETS/DRUG 0.1%
Supermarkets General Holdings Corp. Exch. Pfd.> .....                               344,540               559,878
                                                                                                   --------------
TEXTILES 0.4%
Cluett American Corp. Sr. Exch. Pfd.* ...............                               140,798             3,801,546
                                                                                                   --------------
UTILITY 0.3%
International Utility Structures Inc. ...............
  Unit Exch. Pfd.+> .................................                                 3,533             2,437,770
                                                                                                   --------------
Total Preferred Stocks (Cost $119,651,139) ..........                                                  66,518,534
                                                                                                   --------------
COMMON STOCKS & OTHER 7.2%
Advanced Radio Telecom Corp. Wts.*+ .................                                52,500             2,073,120
AirGate PCS, Inc. Com.* .............................                                22,811             2,406,560
Ameriking Inc. Com.*+ ...............................                                 4,775                47,750
Anacomp Inc. Com.* ..................................                               873,507            13,593,953
Anacomp Inc. Wts.* ..................................                                25,940               223,733
Celcaribe SA Trust Certificates *+ ..................                               944,706             1,889,412
Cellnet Data Systems Inc. Wts.*+ ....................                                 1,500                   390
Central Rents Inc. Com.*+ ...........................                                 5,250               115,500
CHC Helicopter Corp Cl. A Com.* .....................                                46,000               149,500
CHI Energy Inc. Cl. C Wts.* .........................                                 3,279                    33
Clearnet Communications Inc. Wts.* ..................                                78,705               728,021
Concentric Network Corp. Com.*+ .....................                                19,022             1,046,210
E. Spire Communications Inc. Wts.*+ .................                                 9,500               380,000
Empire Gas Corp. Wts.*(+) ...........................                                 2,760                   690
Equitable Bag Inc. Com.* ............................                             1,347,600                67,380
FreedomPay Inc. Com.*@ ..............................                               786,335                50,876
Granite Broadcasting Corp. Com.* ....................                               540,000             3,847,500
Hollinger International, Inc. Cl. A Com.* ...........                             1,918,000            20,618,500
Insight Communications Inc. Cl. A Com.* .............                                42,518               876,934
Intelcom Group, Inc. Wts.* ..........................                                21,450               332,475
Intermedia Communications Inc. Wts.*+ ...............                                 1,500               292,500
International Utility Structures Inc. Wts.* .........                                 2,750                 2,750
Ionica PLC Wts.*+ ...................................                                 9,500                    95
Ladish Inc. Com.* ...................................                                86,667               541,669
Ladish Inc. Wts.* ...................................                               150,946               781,145
Loral Orion Network Systems Inc. Wts.*+ .............                                14,500                72,500
Motels of America Inc. Com.*+ .......................                                 5,500                 1,375
NS Group Inc. Wts.* .................................                                13,250               927,500
Nucentrix Broadband Networks, Inc. Wts.*+ ...........                                37,500                   375
Pagemart Inc. Wts.*+ ................................                                21,850               223,964
Pagemart Nationwide Inc. Com.*+ .....................                                18,375               250,359
Powertel Inc. Wts.*+ ................................                                 8,480               407,040
Primus Telecommunications Group Wts.*+ ..............                                 6,500               404,627
Protection One Inc. Wts.*+ ..........................                                10,400                 5,200
Reunion Industries Inc. Com.* .......................                               227,049               539,241
RSL Communications Ltd. Wts.*+ ......................                                13,500             1,215,000
Sabreliner Corp. Wts.*+ .............................                                 1,750                17,500
Startec Global Communications Corp. Wts.*+ ..........                                 8,545                15,381
Town & Country Corp. Cl. A Com.* ....................                               195,632                12,227
Viatel Inc. Com.* ...................................                               115,000             5,771,562
Waxman Industries Inc. Wts.*+ .......................                               236,000                 2,360
Wireless One Inc. Wts.* .............................                                43,750                27,415
World Access Inc. Com.* .............................                                22,984               439,569
                                                                                                   --------------
Total Common Stocks & Other (Cost $46,480,630) ......                                                  60,399,891
                                                                                                   --------------
SHORT-TERM INVESTMENTS 4.8%
State Street Navigator Securities Lending
  Prime Portfolio ...................................                            40,595,981            40,595,981
                                                                                                   --------------
Total Short-Term Investments (Cost $40,595,981) ...........................................            40,595,981
                                                                                                   --------------

-----------------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL             MATURITY
                                                             AMOUNT                 DATE
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 2.0%
American Express Credit Corp., 6.06% ................      $7,552,000             4/04/2000             7,552,000
Household Finance Corp., 6.27% ......................       9,449,000             4/03/2000             9,449,000
                                                                                                   --------------
Total Commercial Paper (Cost $17,001,000) .................................................            17,001,000
                                                                                                   --------------
Total Investments (Cost $1,024,505,455) - 102.9% ..........................................           864,226,826
Cash and Other Assets, Less Liabilities - (2.9%) ..........................................           (24,470,258)
                                                                                                   --------------
Net Assets - 100.0% .......................................................................        $  839,756,568
                                                                                                   ==============

Federal Income Tax Information (Note 1):
At March 31, 2000, the net unrealized depreciation of investments based on cost for
  Federal income tax purposes of $1,024,767,450 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an
  excess of value over tax cost ...........................................................        $  27,152,684
Aggregate gross unrealized depreciation for all investments in which there is an
  excess of tax cost over value ...........................................................         (187,693,308)
                                                                                                   -------------
                                                                                                   $(160,540,624)
                                                                                                   =============

-----------------------------------------------------------------------------------------------------------------
  * Nonincome-producing securities.

  > Payments of income may be made in cash or in the form of additional securities.

 [] Security is in default.

  @ Security valued under consistently applied procedures established by the Trustees.

(+) Security restricted as to public resale. At March 31, 2000, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at March 31, 2000 were $19,300 and $690 (0.00% of net assets), respectively.

  + Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of
    Rule 144A securities owned at March 31, 2000 were $89,802,031 and $87,359,429 (10.40% of net assets), respectively.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

---------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------
March 31, 2000

ASSETS
Investments, at value (Cost $1,024,505,455) (Note 1)       $   864,226,826
Cash ................................................               29,993
Interest and dividends receivable ...................           21,535,271
Receivable for securities sold ......................           11,524,011
Receivable for fund shares sold .....................              571,889
Other assets ........................................               37,832
                                                           ---------------
                                                               897,925,822
LIABILITIES
Payable for collateral received on securities loaned            40,595,981
Payable for securities purchased ....................           11,671,313
Dividends payable ...................................            2,486,599
Payable for fund shares redeemed ....................            1,801,223
Accrued transfer agent and shareholder services
  (Note 2) ..........................................              548,089
Accrued management fee (Note 2) .....................              407,159
Accrued distribution and service fees (Note 4) ......              368,045
Accrued trustees' fees (Note 2) .....................               15,849
Other accrued expenses ..............................              274,996
                                                           ---------------
                                                                58,169,254
                                                           ---------------
NET ASSETS ..........................................      $   839,756,568
                                                           ===============
Net Assets consist of:
  Undistributed net investment income ...............      $     1,501,659
  Unrealized depreciation of investments ............         (160,278,629)
  Accumulated net realized loss .....................          (53,801,363)
  Paid-in capital ...................................        1,052,334,901
                                                           ---------------
                                                           $   839,756,568
                                                           ===============
Net Asset Value and redemption price per share of
  Class A shares ($501,042,307 / 99,227,088
  shares) ...........................................                $5.05
                                                                     =====
Maximum Offering Price per share of Class A shares
  ($5.05 / .955) ....................................                $5.29
                                                                     =====
Net Asset Value and offering price per share of
  Class B(1) shares ($36,037,781 / 7,192,820 shares)*                $5.01
                                                                     =====
Net Asset Value and offering price per share of
  Class B shares ($230,785,800 / 45,987,237 shares)*                 $5.02
                                                                     =====
Net Asset Value and offering price per share of
  Class C shares ($26,153,778 / 5,205,337 shares)* ..                $5.02
                                                                     =====
Net Asset Value, offering price and redemption price
  per share of Class S shares
  ($45,736,902 /9,128,033 shares) ...................                $5.01
                                                                     =====

----------------------------------------------------------------------------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------------
For the year ended March 31, 2000

INVESTMENT INCOME
Interest, net of foreign taxes of $26,853 (Note 1) ..      $    94,357,264
Dividends ...........................................           11,095,050
                                                           ---------------
                                                               105,452,314
EXPENSES
Management fee (Note 2) .............................            5,695,524
Transfer agent and shareholder services (Note 2) ....            2,190,792
Service fee - Class A (Note 4) ......................            1,476,482
Distribution and service fees - Class B(1) (Note 4) .              289,766
Distribution and service fees - Class B (Note 4) ....            2,907,346
Distribution and service fees - Class C (Note 4) ....              355,301
Custodian fee .......................................              268,006
Registration fees ...................................              125,874
Reports to shareholders .............................               95,420
Legal fees ..........................................               94,058
Audit fee ...........................................               46,705
Trustees' fees (Note 2) .............................               20,650
Miscellaneous .......................................               74,601
                                                           ---------------
                                                                13,640,525
Fees paid indirectly (Note 2) .......................              (63,140)
                                                           ---------------
                                                                13,577,385
                                                           ---------------
Net investment income ...............................           91,874,929
                                                           ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY AND FORWARD CONTRACTS
Net realized loss on investments (Notes 1 and 3) ....          (38,253,622)
Net realized loss on forward contracts and foreign
  currency ..........................................             (468,037)
                                                           ---------------
  Total net realized loss ...........................          (38,721,659)
                                                           ---------------
Net unrealized depreciation of investments ..........          (69,426,423)
Net unrealized appreciation of forward contracts ....               55,915
                                                           ---------------
  Total net unrealized depreciation .................          (69,370,508)
                                                           ---------------
Net loss on investments, foreign currency and
  forward contracts .................................         (108,092,167)
                                                           ---------------
Net decrease in net assets resulting from operations       $   (16,217,238)
                                                           ===============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                       YEARS ENDED MARCH 31
                                                                               ----------------------------------
                                                                                    1999                2000
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ...............................                          $   101,271,406     $   91,874,929
Net realized gain (loss) on investments, foreign
  currency and forward contracts ....................                                4,078,740        (38,721,659)
Net unrealized depreciation of investments and
  forward contracts .................................                             (144,035,477)       (69,370,508)
                                                                               ---------------     --------------
Net decrease resulting from
  operations ........................................                              (38,685,331)       (16,217,238)
                                                                               ---------------     --------------
Dividends from net investment income:
  Class A ...........................................                              (65,376,715)       (56,225,697)
  Class B(1) ........................................                                 (126,881)        (2,555,427)
  Class B ...........................................                              (31,354,348)       (25,669,267)
  Class C ...........................................                               (3,495,607)        (3,137,992)
  Class S ...........................................                               (1,801,692)        (4,670,012)
                                                                               ---------------     --------------
                                                                                  (102,155,243)       (92,258,395)
                                                                               ---------------     --------------
Distributions from net realized gains:
  Class A ...........................................                               (9,878,189)           (57,728)
  Class B(1) ........................................                                     --               (3,737)
  Class B ...........................................                               (4,999,368)           (27,783)
  Class C ...........................................                                 (539,370)            (3,350)
  Class S ...........................................                                 (185,070)            (4,912)
                                                                               ---------------     --------------
                                                                                   (15,601,997)           (97,510)
                                                                               ---------------     --------------
Distribution in excess of net realized gains:
  Class A ...........................................                               (9,170,762)              --
  Class B ...........................................                               (4,927,708)              --
  Class C ...........................................                                 (571,701)              --
  Class S ...........................................                                 (386,636)              --
                                                                               ---------------     --------------
                                                                                   (15,056,807)              --
                                                                               ---------------     --------------
Net increase (decrease) from fund share transactions
  (Note 5) ..........................................                              150,648,021       (137,766,259)
                                                                               ---------------     --------------
Total decrease in net assets ........................                              (20,851,357)      (246,339,402)
NET ASSETS
Beginning of year ...................................                            1,106,947,327      1,086,095,970
                                                                               ---------------     --------------
End of year (including undistributed net investment
  income of $2,674,214 and $1,501,659, respectively)                           $ 1,086,095,970     $  839,756,568
                                                                               ===============     ==============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March 31, 2000

NOTE 1

State Street Research High Income Fund (the "Fund"), is a series of State Street Research Income Trust (the "Trust"), which was organized as a Massachusetts business trust on December 23, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of two separate funds: State Street Research High Income Fund and State Street Research Strategic Growth & Income Fund.

The investment objective of the Fund is to seek, primarily, high current income and, secondarily, capital appreciation, from investments in fixed income securities. In selecting investments for the Fund, the investment manager seeks to identify those fixed income securities which it believes will not involve undue risk. Certain of the Fund's investments, however, may be considered predominantly speculative.

The Fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. On January 1, 1999, the Fund began offering Class B (1) shares and continued offering Class B shares but only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.

B. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to- market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Securities quoted in foreign currencies are translated in U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

D. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain fixed income and preferred securities held by the Fund pay interest or divi- dends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

E. DIVIDENDS
Dividends are declared daily based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended March 31, 2000, the Fund has designated as long-term all of the distributions from net realized gains.

Income dividends and capital gains distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily caused by differing treatment of accrued interest on defaulted bonds.

F. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At March 31, 2000, the Fund had a capital loss carryforward of $44,657,700 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on March 31, 2008.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve- month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1998 through March 31, 1999, the Fund incurred net capital losses of $15,817,598 and has deferred and treated such losses as arising in the fiscal year ended March 31, 2000. From November 1, 1999 through March 31, 2000, the Fund incurred net capital losses of approximately $8,882,000 and intends to defer and treat such losses as arising in the fiscal year ended March 31, 2001.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At March 31, 2000, the value of the securities loaned and the value of collateral were $38,675,084 and $40,595,981, respectively. During the year end March 31, 2000, income from securities lending amounted to $120,063 and is included in interest income.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.60% of the first $500 million of net assets, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 2000, the fees pursuant to such agreement amounted to $5,695,524.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended March 31, 2000, the amount of such expenses was $772,603.

The Fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended March 31, 2000 the Fund's transfer agent fees were reduced by $63,140 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $20,650 during the year ended March 31, 2000.

NOTE 3

For the year ended March 31, 2000, purchases and sales of securities, exclusive of short-term investments, aggregated $481,714,789 and $622,613,292, respectively.

NOTE 4

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 2000, fees pursuant to such plans amounted to $1,476,482, $289,766, $2,907,346 and $355,301 for Class A,
Class B(1), Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $118,809 and $609,617, respectively, on sales of Class A shares of the Fund during the year ended March 31, 2000, and that MetLife Securities, Inc. earned commissions aggregating $549,055, $14,290 and $30 on sales of Class B(1), Class B and Class C shares, and that the Distributor collected contingent deferred sales charges aggregating $94,826, $770,148 and $6,203 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

NOTE 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                            YEARS ENDED MARCH 31
                                         ------------------------------------------------------------
                                                     1999                           2000
                                         ------------------------------------------------------------
CLASS A                                      SHARES         AMOUNT           SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold ..........................     20,276,045    $121,986,092      15,101,807    $ 81,649,256
Issued upon reinvestment of:
  Dividends from net investment income      7,224,259      42,925,293       6,810,041      36,691,333
  Distribution from net realized gains      2,640,762      15,798,355           9,153          48,145
Shares redeemed ......................    (24,073,358)   (143,844,378)    (37,383,845)   (201,178,010)
                                         ------------    ------------    ------------    ------------
Net increase (decrease) ..............      6,067,708    $ 36,865,362     (15,462,844)   $(82,789,276)
                                         ============    ============    ============    ============

CLASS B(1)                                   SHARES*        AMOUNT*          SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold ..........................      2,306,218    $ 12,887,088       6,202,418    $ 33,670,868
Issued upon reinvestment of:
  Dividends from net investment income          8,749          49,080         267,246       1,412,718
  Distribution from net realized gains           --              --               553           2,890
Shares redeemed ......................        (47,435)       (268,123)     (1,544,929)     (8,172,377)
                                         ------------    ------------    ------------    ------------
Net increase .........................      2,267,532    $ 12,668,045       4,925,288    $ 26,914,099
                                         ============    ============    ============    ============

CLASS B                                      SHARES         AMOUNT           SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold ..........................     16,017,044    $ 97,744,288       2,383,374    $ 12,804,208
Issued upon reinvestment of:
  Dividends from net investment income      2,785,476      16,611,341       2,649,415      14,210,138
  Distributions from net realized gains     1,285,486       7,629,070           4,050          21,182
Shares redeemed ......................    (12,746,528)    (75,119,927)    (18,909,837)   (101,229,683)
                                         ------------    ------------    ------------    ------------
Net increase (decrease) ..............      7,341,478    $ 46,864,772     (13,872,998)   $(74,194,155)
                                         ============    ============    ============    ============

CLASS C                                      SHARES         AMOUNT           SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold ..........................      4,100,226    $ 24,694,993       3,200,506    $ 17,277,504
Issued upon reinvestment of:
  Dividends from net investment income        339,756       2,008,561         309,193       1,661,769
  Distribution from net realized gains        144,432         856,430             457           2,395
Shares redeemed ......................     (2,663,155)    (15,519,090)     (5,474,306)    (29,315,203)
                                         ------------    ------------    ------------    ------------
Net increase (decrease) ..............      1,921,259    $ 12,040,894      (1,964,150)   $(10,373,535)
                                         ============    ============    ============    ============

CLASS S                                      SHARES         AMOUNT           SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold ..........................      7,536,611    $ 42,912,636         304,414    $  1,658,715
Issued upon reinvestment of:
  Dividends from net investment income        296,656       1,693,323         855,646       4,566,991
  Distribution from net realized gains         96,895         555,557             933           4,870
Shares redeemed ......................       (504,050)     (2,952,568)       (653,530)     (3,553,968)
                                         ------------    ------------    ------------    ------------
Net increase .........................      7,426,112    $ 42,208,948         507,463    $  2,676,608
                                         ============    ============    ============    ============

-----------------------------------------------------------------------------------------------------
*January 1, 1999 (commencement of share class) to March 31, 1999.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                CLASS A
                                          -------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31
                                          -------------------------------------------------------------------------------------
                                             1996(a)             1997(a)            1998(a)           1999(a)           2000(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)          5.80                5.95               6.01              6.62              5.65
                                                ----                ----               ----              ----              ----
  Net investment income ($)                     0.52                0.59               0.58              0.58              0.52
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts ($)          0.20               (0.01)              0.63             (0.80)            (0.60)
                                                ----                ----               ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)            0.72                0.58               1.21             (0.22)            (0.08)
                                                ----                ----               ----              ----              ----
  Dividends from net investment income ($)     (0.56)              (0.52)             (0.60)            (0.58)            (0.52)
  Distributions from net realized gains ($)    (0.01)                --                 --              (0.09)              --
  Distribution in excess of net realized
    gains ($)                                    --                  --                 --              (0.08)              --
                                                ----                ----               ----              ----              ----
TOTAL DISTRIBUTIONS ($)                        (0.57)              (0.52)             (0.60)            (0.75)            (0.52)
                                                ----                ----               ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)                5.95                6.01               6.62              5.65              5.05
                                                ====                ====               ====              ====              ====
Total return(b) (%)                            12.85               10.30              20.98             (3.19)           (1.65)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)      646,473             658,413            718,705           648,217           501,042
Expense ratio (%)                               1.17                1.10               1.10              1.06              1.12
Expense ratio after expense reductions (%)      1.17                1.10               1.10              1.05              1.11
Ratio of net investment income to
  average net assets (%)                        8.88                9.70               9.10              9.50              9.50
Portfolio turnover rate (%)                    56.47               81.75              70.53             53.46             50.49

                                                                                CLASS B(1)
                                                                     --------------------------------
                                                                           YEARS ENDED MARCH 31
                                                                     --------------------------------
                                                                          1999(a)(e)          2000(a)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                       5.62                5.62
                                                                             ----                ----
  Net investment income ($)                                                  0.12                0.47
  Net realized and unrealized gain (loss) on investments, foreign
    currency and forward contracts ($)                                       0.01               (0.60)
                                                                             ----                ----
TOTAL FROM INVESTMENT OPERATIONS ($)                                         0.13               (0.13)
                                                                             ----                ----
  Dividends from net investment income ($)                                  (0.13)              (0.48)
                                                                             ----                ----
TOTAL DISTRIBUTIONS ($)                                                     (0.13)              (0.48)
                                                                             ----                ----
NET ASSET VALUE, END OF YEAR ($)                                             5.62                5.01
                                                                             ====                ====
Total return(b) (%)                                                          2.25(c)            (2.57)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                    12,732              36,038
Expense ratio (%)                                                            1.74(d)             1.87
Expense ratio after expense reductions (%)                                   1.73(d)             1.86
Ratio of net investment income to average net assets (%)                     8.81(d)             8.76
Portfolio turnover rate (%)                                                 53.46               50.49
-----------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not annualized.
(d) Annualized.
(e) January 1, 1999 (commencement of share class) to March 31, 1999.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------

                                                                                CLASS B
                                          -------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31
                                          -------------------------------------------------------------------------------------
                                             1996(a)             1997(a)            1998(a)           1999(a)           2000(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)          5.79                5.93               5.98              6.58              5.62
                                                ----                ----               ----              ----              ----
  Net investment income ($)                     0.46                0.55               0.53              0.53              0.47
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts ($)          0.21               (0.02)              0.62             (0.79)            (0.59)
                                                ----                ----               ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)            0.67                0.53               1.15             (0.26)            (0.12)
                                                ----                ----               ----              ----              ----
  Dividends from net investment income
    ($)                                        (0.52)              (0.48)             (0.55)            (0.53)            (0.48)
  Distributions from net realized gains
    ($)                                        (0.01)                --                 --              (0.09)              --
  Distribution in excess of net realized
    gains ($)                                    --                  --                 --              (0.08)              --
                                                ----                ----               ----              ----              ----
TOTAL DISTRIBUTIONS ($)                        (0.53)              (0.48)             (0.55)            (0.70)            (0.48)
                                                ----                ----               ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)                5.93                5.98               6.58              5.62              5.02
                                                ====                ====               ====              ====              ====
Total return(b) (%)                            12.06                9.35              20.02             (3.77)           (2.38)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)      185,735             259,077            345,797           336,420           230,786
Expense ratio (%)                               1.92                1.85               1.85              1.81              1.87
Expense ratio after expense reductions
  (%)                                           1.92                1.85               1.85              1.80              1.86
Ratio of net investment income to
average net assets (%)                          7.95                9.01               8.36              8.90              8.76
Portfolio turnover rate (%)                    56.47               81.75              70.53             53.46             50.49

                                                                                CLASS C
                                          -------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31
                                          -------------------------------------------------------------------------------------
                                             1996(a)             1997(a)            1998(a)           1999(a)           2000(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)          5.79                5.93               5.99              6.59              5.63
                                                ----                ----               ----              ----              ----
  Net investment income ($)                     0.46                0.54               0.53              0.53              0.48
  Net realized and unrealized gain
    (loss) on investment, foreign
    currency and forward contracts ($)          0.21               (0.00)              0.62             (0.79)            (0.61)
                                                ----                ----               ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)            0.67                0.54               1.15             (0.26)            (0.13)
                                                ----                ----               ----              ----              ----
  Dividends from net investment income ($)     (0.52)              (0.48)             (0.55)            (0.53)            (0.48)
  Distributions from net realized gains ($)    (0.01)                --                 --              (0.09)              --
  Distribution in excess of net realized
    gains ($)                                    --                  --                 --              (0.08)              --
                                                ----                ----               ----              ----              ----
TOTAL DISTRIBUTIONS ($)                        (0.53)              (0.48)             (0.55)            (0.70)            (0.48)
                                                ----                ----               ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)                5.93                5.99               6.59              5.63              5.02
                                                ====                ====               ====              ====              ====
Total return(b) (%)                            12.05                9.52              19.99             (3.76)            (2.57)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)       15,262              28,488             34,586            40,342            26,154
Expense ratio (%)                               1.92                1.85               1.85              1.81              1.87
Expense ratio after expense reductions (%)      1.92                1.85               1.85              1.80              1.86
Ratio of net investment income to
  average net assets (%)                        7.91                9.09               8.35              8.91              8.77
Portfolio turnover rate (%)                    56.47               81.75              70.53             53.46             50.49
--------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                CLASS S
                                          -------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31
                                          -------------------------------------------------------------------------------------
                                             1996(a)             1997(a)            1998(a)           1999(a)           2000(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)          5.78                5.92               5.98              6.58              5.61
                                                ----                ----               ----              ----              ----
  Net investment income ($)                     0.53                0.61               0.59              0.58              0.53
  Net realized and unrealized gain
    (loss) on investments,foreign
    currency and forward contracts ($)          0.20               (0.01)              0.63             (0.77)            (0.60)
                                                ----                ----               ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)            0.73                0.60               1.22             (0.21)            (0.07)
                                                ----                ----               ----              ----              ----
  Dividends from net investment income ($)     (0.58)              (0.54)             (0.62)            (0.59)            (0.53)
  Distributions from net realized gains ($)    (0.01)                --                 --              (0.09)              --
  Distribution in excess of net realized
    gains ($)                                    --                  --                 --              (0.08)              --
                                                ----                ----               ----              ----              ----
TOTAL DISTRIBUTIONS ($)                        (0.59)              (0.54)             (0.62)            (0.76)            (0.53)
                                                ----                ----               ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)                5.92                5.98               6.58              5.61              5.01
                                                ====                ====               ====              ====              ====
Total return(b) (%)                            13.19               10.63              21.22             (2.97)            (1.41)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)        3,840               6,255              7,860            48,384            45,737
Expense ratio (%)                               0.92                0.85               0.85              0.81              0.87
Expense ratio after expense reductions (%)      0.92                0.85               0.85              0.80              0.86
Ratio of net investment income to
average net assets (%)                          8.97               10.04               9.36             10.00              9.81
Portfolio turnover rate (%)                    56.47               81.75              70.53             53.46             50.49
--------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH INCOME TRUST AND
THE SHAREHOLDERS OF STATE STREET RESEARCH HIGH INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research High Income Fund (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 18, 2000

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

High Income Fund Class A shares returned -1.65% (does not reflect sales charge) for the 12-month period ended March 31, 2000. It lagged the average high current yield fund tracked by Lipper Analytical Services, Inc., which returned 0.06%. However, the fund slightly underperformed the First Boston High Yield Index, which returned 0.30%.

A volatile market environment hurt the fund. The manager raised the fund's position in higher quality bonds and shortened the fund's duration to protect against further interest rate increases and an uncertain economic environment. The manager also continued to emphasize telecommunications and technology bonds on the belief that these sectors could benefit from global economic recovery. The fund's investment in emerging market debt paid off, but it represented a small portion of the portfolio.

March 31, 2000

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gains distributions and income dividends. The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower. Performance reflects maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charges, where applicable. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The First Boston High Yield Index is a commonly used measure of bond market performance. The index is unmanaged and does not take transaction charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.
                          CHANGE IN VALUE OF $10,000
                  BASED ON THE FIRST BOSTON HIGH YIELD INDEX
                    COMPARED TO CHANGE IN VALUE OF $10,000
                         INVESTED IN HIGH INCOME FUND

CLASS A

      Average Annual Total Return
-------------------------------------
     1 Year    5 Years   10 Years
-------------------------------------
     -6.07%     6.49%     9.59%
-------------------------------------
                                                        First Boston
                               High Income Fund       High Yield Index
3/90                               $ 9,550              $10,000
3/91                                 9,759               11,390
3/92                                12,584               14,946
3/93                                14,936               17,240
3/94                                17,112               18,957
3/95                                17,421               19,868
3/96                                19,659               22,755
3/97                                21,684               25,411
3/98                                26,233               29,053
3/99                                25,396               28,835
3/00                                24,977               28,922

CLASS B(1)
      Average Annual Total Return
-------------------------------------
     1 Year    5 Years   10 Years
-------------------------------------
     -7.02%     6.37%     9.48%
-------------------------------------

                                                        First Boston
                               High Income Fund       High Yield Index
3/90                               $10,000              $10,000
3/91                                10,219               11,390
3/92                                13,177               14,946
3/93                                15,640               17,240
3/94                                17,786               18,957
3/95                                17,945               19,868
3/96                                20,110               22,755
3/97                                21,990               25,411
3/98                                26,391               29,053
3/99                                25,396               28,835
3/00                                24,744               28,922

CLASS B

      Average Annual Total Return
-------------------------------------
     1 Year    5 Years   10 Years
-------------------------------------
     -6.85%     6.41%     9.50%
-------------------------------------

                                                        First Boston
                               High Income Fund       High Yield Index
3/90                               $10,000              $10,000
3/91                                10,219               11,390
3/92                                13,177               14,946
3/93                                15,640               17,240
3/94                                17,786               18,957
3/95                                17,945               19,868
3/96                                20,110               22,755
3/97                                21,990               25,411
3/98                                26,391               29,053
3/99                                25,396               28,835
3/00                                24,790               28,922


CLASS C

      Average Annual Total Return
-------------------------------------
     1 Year    5 Years   10 Years
-------------------------------------
     -3.46%     6.66%     9.49%
-------------------------------------

                                                        First Boston
                               High Income Fund       High Yield Index
3/90                               $10,000              $10,000
3/91                                10,219               11,390
3/92                                13,177               14,946
3/93                                15,640               17,240
3/94                                17,783               18,957
3/95                                17,939               19,868
3/96                                20,110               22,755
3/97                                22,014               25,411
3/98                                26,413               29,053
3/99                                25,419               28,835
3/00                                24,766               28,922


CLASS S

      Average Annual Total Return
-------------------------------------
     1 Year    5 Years   10 Years
-------------------------------------
     -1.41%     7.74%     10.23%
-------------------------------------

                                                        First Boston
                               High Income Fund       High Yield Index
3/90                               $10,000              $10,000
3/91                                10,219               11,390
3/92                                13,177               14,946
3/93                                15,640               17,240
3/94                                17,932               18,957
3/95                                18,242               19,868
3/96                                20,648               22,755
3/97                                22,842               25,411
3/98                                27,689               29,053
3/99                                26,866               28,835
3/00                                26,487               28,922

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
REPORT ON SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

A Special Meeting of Shareholders of the State Street Research High Income Fund ("Fund"), a series of State Street Research Income Trust, was convened on February 25, 2000 ("Meeting"). The results of the Meeting are set forth below.

                                                                       VOTES (MILLIONS OF SHARES)
                                                           ------------------------------------------------
ACTION ON PROPOSAL                                           FOR             AGAINST              ABSTAIN
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
The Fund's current Rule 12b-1
  Distribution Plan was amended
  to increase the amount that
  may be expended for the distribution
  of Class A shares ...................................      54.4              6.0                  3.4

CLASS B SHARES
The Fund's current Rule 12b-1 Distribution
  Plan was amended to increase the amount that
  may be expended for the distribution of
  Class A shares ......................................      26.6              3.0                   2.4

CLASS B(1) SHARES
The Fund's current Rule 12b-1 Distribution
  Plan was amended to increase the amount that
  may be expended for the distribution of
  Class A shares ......................................       2.8              0.3                   0.3

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH INCOME TRUST
--------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      GERARD P. MAUS                         GERARD P. MAUS
HIGH INCOME FUND                           Chairman of the Board,                 Interim Chief Operating Officer,
One Financial Center                       President, Chief Executive             Chief Financial Officer,
Boston, MA 02111                           Officer and Treasurer                  Chief Administrative Officer and
                                                                                  Director, State Street Research
INVESTMENT ADVISER                         PETER C. BENNETT                       & Management Company
State Street Research &                    Vice President
Management Company
One Financial Center                       BARTLETT R. GEER                       BRUCE R. BOND
Boston, MA 02111                           Vice President                         Former Chairman of the Board,
                                                                                  Chief Executive Officer
DISTRIBUTOR                                JOHN H. KALLIS                         and President,
State Street Research                      Vice President                         PictureTel Corporation
Investment Services, Inc.
One Financial Center                       THOMAS A. SHIVELY
Boston, MA 02111                           Vice President                         STEVE A. GARBAN
                                                                                  Former Senior Vice President
SHAREHOLDER SERVICES                       JAMES M. WEISS                         for Finance and Operations and
State Street Research                      Vice President                         Treasurer, The Pennsylvania
Service Center                                                                    State University
P.O. Box 8408                              JOSEPH W. CANAVAN
Boston, MA 02266-8408                      Assistant Treasurer
1-87-SSR-FUNDS (toll free)                                                        DEAN O. MORTON
                                           DOUGLAS A. ROMICH                      Former Executive Vice President,
CUSTODIAN                                  Assistant Treasurer                    Chief Operating Officer and
State Street Bank and                                                             Director, Hewlett-Packard Company
Trust Company                              FRANCIS J. MCNAMARA, III
225 Franklin Street                        Secretary and General Counsel
Boston, MA 02110                                                                  SUSAN M. PHILLIPS
                                           DARMAN A. WING                         Dean, School of Business and
LEGAL COUNSEL                              Assistant Secretary and                Public Management, George
Goodwin, Procter & Hoar LLP                Assistant General Counsel              Washington University; former
Exchange Place                                                                    Member of the Board of Governors
Boston, MA 02109                           AMY L. SIMMONS                         of the Federal Reserve System and
                                           Assistant Secretary                    Chairman and Commissioner of
INDEPENDENT ACCOUNTANTS                                                           the Commodity Futures Trading
PricewaterhouseCoopers LLP                                                        Commission
160 Federal Street
Boston, MA 02110
                                                                                  TOBY ROSENBLATT
                                                                                  President,
                                                                                  Founders Investments Ltd.;
                                                                                  President,
                                                                                  The Glen Ellen Company

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology


                                                              ---------------
                                                                 Bulk Rate
STATE STREET RESEARCH HIGH INCOME FUND                          U.S. Postage
One Financial Center                                               PAID
Boston, MA 02111                                                Canton, MA
                                                                Permit #313
                                                              ---------------

QUESTIONS? COMMENTS?

E-MAIL us at:
     info@ssrfunds.com

INTERNET site:
     www.ssrfunds.com

CALL us toll free at 1-87-ssr-funds (1-877-773-8637) or [hearing impaired 1-800-676-7876]
    [Chinese and Spanish-speaking 1-888-638-3193]

WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

[LOGO] STATE STREET RESEARCH

(C)2000 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research High Income Fund prospectus.

When used after June 30, 2000, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.


CONTROL NUMBER:(exp0501)SSR-LD                                     HI-1756-0500

-------------------------------------------------------------------------------
                              STATE STREET RESEARCH
-------------------------------------------------------------------------------
                         STRATEGIC GROWTH & INCOME FUND
                         ------------------------------

                              ANNUAL REPORT

                              March 31, 2000

                              --------------------
                                 WHAT'S INSIDE
                              --------------------

                              FROM THE CHAIRMAN

                              America's economic prosperity
                              continues

                              PORTFOLIO MANAGER'S REVIEW

                              Diversification generated
                              solid results

                              FUND INFORMATION

                              Facts and figures

                              PLUS, COMPLETE PORTFOLIO HOLDINGS
                              AND FINANCIAL STATEMENTS

                                                       ----------------------
                                                               DALBAR
                                                       HONORS COMMITMENT TO:
                                                             INVESTORS
                                                               1998
                                                       ----------------------

                                                          For Excellence
[Logo] STATE STREET RESEARCH                                    in
                                                        Shareholder Service

FROM THE CHAIRMAN

[Photo of Gerard P. Maus]

DEAR SHAREHOLDER:

America's cycle of economic prosperity has extended to a record-breaking nine consecutive years. Gross domestic product, a measure of goods and services produced in the U.S., rose strongly during the year. It surged ahead at an annualized rate of 7.3% in the fourth quarter of 1999, and slowed only slightly to 5.4% in the first quarter of 2000, despite the efforts of the Federal Reserve Board to cool down the economy by raising interest rates. Beginning in the second half of 1999 and continuing to the end of the reporting period, the Fed raised a key short-term interest rate in five consecutive 0.25% steps from 4.75% to 6.00%.

STOCKS
The U.S. stock market delivered double-digit gains over the 12 months ended March 31, 2000, despite weakness at the end of the period. The S&P 500 rose 17.93%. However, S&P technology stocks accounted for a disproportionate share of those gains. And the technology-heavy NASDAQ gained a stunning 86.25% over the same period.

BONDS
In 1999, the bond market was hurt by factors associated with Y2K. Fears that issuers would go to the market with their debt issues early in the year drove yields up and bond prices down. However, those fears were not realized, and the market began to close the yield gap in the second half of the year. Rising interest rates also hurt the bond market. Mortgage bonds have held up better than government and corporate bonds. Both delivered modest single-digit returns. High-yield bonds, which were relatively strong in 1999, finished the fund reporting year behind other bond sectors. Despite a volatile year, long-term U.S. Treasury bonds were helped somewhat by the first repurchase of bonds since the 1930s and by the perception that the Federal Reserve is working to stem inflation through higher interest rates.

INTERNATIONAL
Economic growth around the globe was better than expected during the year. In Asia and the emerging markets of Latin America, economies rebounded from currency and economic woes faster than anticipated. Japan began to show signs of progress in revitalizing its economy after a decade of stagnation and decline. That was reflected in strong stock market performance in 1999, especially among small Japanese companies. However, Japanese stocks lagged early in 2000 as recession fears returned. European stock markets delivered mixed results. European technology stocks, strong at first, suffered from the same volatility that has plagued the U.S. market.

OUTLOOK AND OPPORTUNITIES
As we enter the year 2000, many markets are poised for growth. However, there are also areas, such as the technology sector in the U.S., where extraordinarily high valuations and increasing volatility suggest caution in the months ahead. Now is a good time to consult your financial professional about the strategies that make sense for your personal portfolio. And, as always, we thank you for your confidence in State Street Research funds.

    Sincerely,

/s/ Gerard P. Maus

    Gerard P. Maus, Chief Executive Officer
    State Street Research Funds

(1) The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2) 15.93% for Class B(1) shares; 15.98% for Class B shares; 15.93% for Class C shares; 17.17% for Class S shares.

(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The fund's returns include performance from before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs.

(4) Performance reflects up to maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable.

(5) The Lehman Brothers Aggregate Bond Index is a market value weighted index of fixed-rate debt issues, including U.S. treasury, agency, and corporate bond issues, and mortgage-backed securities. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.


PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended March 31, 2000)
--------------------------------------------------------------------------------

TOTAL VALUE OF $10,000 INVESTED ON MARCH 31, 1990(3)
(Class A shares, at maximum applicable sales charge)

3/90                                                       $ 9,421
3/91                                                         9,803
3/92                                                        11,106
3/93                                                        12,943
3/94                                                        14,361
3/95                                                        14,580
3/96                                                        17,867
3/97                                                        20,098
3/98                                                        26,050
3/99                                                        25,879
3/00                                                        30,261

AVERAGE ANNUAL TOTAL RETURN
(at maximum applicable sales charge)(3)(4)
--------------------------------------------------------------------------------
                     LIFE OF FUND
                   (since 12/29/88)       10 YEARS      5 YEARS        1 YEAR
--------------------------------------------------------------------------------
Class A                 11.75%              11.71%        14.35%        10.15%
--------------------------------------------------------------------------------
Class B(1)              11.83%              11.80%        14.61%        10.93%
--------------------------------------------------------------------------------
Class B                 11.83%              11.80%        14.61%        10.98%
--------------------------------------------------------------------------------
Class C                 11.83%              11.80%        14.82%        14.93%
--------------------------------------------------------------------------------
Class S                 12.51%              12.56%        15.97%        17.17%
--------------------------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW
Strategic Growth & Income Fund: Diversification Generated Solid Results

[Photo of Peter C. Bennett]

      Peter C. Bennett
      Portfolio Manager

We spoke with Peter Bennett, portfolio manager of State Street Research Strategic Growth & Income Fund, about the year ended March 31, 2000 and his views on the financial markets and economy in the year ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: It was a good year for the fund. Class A shares returned 16.88% [does not reflect sales charge] for the 12 months ended March 31, 2000.(2) The fund outperformed the Lipper Flexible Portfolio Funds Average, which returned 14.77% over the same period. The fund ranked in the top one-third of its Lipper peer group.(1)

Q: WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE?
A: Several factors contributed to the fund's solid performance. Stocks accounted for 55% of the portfolio, and they substantially outperformed the broad market, as measured by the S&P 500, which was up 17.93% for the year. The fund's bond portfolio substantially matched the Lehman Brothers Aggregate Bond Index.(5) Asset allocation within the stock portfolio also added value as the action began to move away from large-cap growth stocks and broaden in the second half of the year.

Q: WHERE WERE THE FUND'S STOCK POSITIONS CONCENTRATED, AND HOW DID THEY FARE?
A: The strongest sectors were international equity, small- cap growth and energy, which came alive in the second half after falling more than 15% in the fourth quarter of 1999. International stock markets were stronger in the first half of the year, reflecting the continued recovery in the global economy. In the U.S., interest rates continued to push upward, but the stock market largely ignored it. For the bond market, higher interest rates were a different story, and bond prices remained under pressure throughout the year.

Q: WHERE WERE THE FUND'S DISAPPOINTMENTS?
A: Mid-cap value stocks were disappointing for most of the year. However, we continue to feel that the value sector is one of the more attractive areas in the market, given the long slide in prices, attractive valuations, and the fact that this sector ought to be one of the beneficiaries of the global recovery. In the last quarter, high- yield and international bonds were also a drag on performance. Fortunately, they were underweighted relative to the normal targets.

Q: DID YOU ADJUST THE FUND'S ASSET ALLOCATION DURING THE PERIOD?
A: Yes, in fact, we made a strategic decision in the third quarter of 1999 to change the fund's normal target of 70% stocks/30% bonds to 60% stocks/40% bonds. That reflected our view that bonds have the potential to improve their performance relative to stocks over the next several years and that the risk/ reward potential between the two asset classes has shifted. By the end of the year, we had reduced the fund's stock allocation to 55%. Stocks and bonds actually provided very similar returns in the final quarter, so that decision was not a factor in performance on a risk adjusted basis, we believe that it could be a positive factor going forward.

Q: WHAT IS YOUR OUTLOOK?
A: Our outlook for the U.S. economy is generally positive. We believe economic growth could slow to a more reasonable pace as higher interest rates take effect. We think the prospects for higher corporate profits are good and that the global recovery, which has been underway, could have a positive impact on foreign markets. The fund has clearly benefited in recent quarters from a broadening of the stock market away from large-cap growth stocks and the strengthening of international economies. The fund is positioned to do well if that environment persists.

Q: WHERE WAS THE HEAVIEST EMPHASIS IN BONDS?
A: The most overweighted sector of the bond portion of the portfolio was high-grade bonds. While this proved to be a reasonable strategy, performance was still hurt by the risk in interest rates.

         March 31, 2000

--------------------------------------------------------------------------------
ASSET ALLOCATION                        TOP 5 EQUITY INDUSTRIES
(by percentage of net assets)           (by percentage of net assets)

Equities                       53%      COMPUTER TECHNOLOGY           3.6%
Bonds                          41%      COMMUNICATIONS TECHNOLOGY     2.9%
Net Cash                        4%      OIL & GAS PRODUCERS           2.4%
Inflation Responsive            2%      COMPUTER SOFTWARE             2.4%
                                        DRUGS & BIOTECHNOLOGY         1.9%

STATE STREET RESEARCH STRATEGIC GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
March 31, 2000
-------------------------------------------------------------------------------
                                                                     VALUE
                                                           SHARES  (NOTE 1)
-------------------------------------------------------------------------------
EQUITY SECURITIES 52.9%
AUTOMOBILES & TRANSPORTATION 0.4%
AIR TRANSPORT 0.0%
CHC Helicopter Corp. Cl. A* .........................       2,000  $      6,500
                                                                   ------------
AUTOMOTIVE PARTS 0.3%
Delphi Automotive Systems Corp. .....................      68,300     1,092,800
Gentex Corp. ........................................      21,600       800,550
                                                                   ------------
                                                                      1,893,350
                                                                   ------------
TRUCKERS 0.1%
CNF Transportation Inc. .............................      32,800       910,200
                                                                   ------------
Total Automobiles & Transportation ..................                 2,810,050
                                                                   ------------
CONSUMER DISCRETIONARY 7.7%
ADVERTISING AGENCIES 1.6%
Cybergold Inc. ......................................      14,600       156,950
Lifeminders.com, Inc.* ..............................      24,100     1,635,788
Mediaplex Inc. ......................................       8,000       416,000
Omnicom Group Inc. ..................................      37,100     3,466,531
Valassis Communications Inc.* .......................     157,450     5,245,053
Young & Rubicam Inc.* ...............................      19,600       921,200
                                                                   ------------
                                                                     11,841,522
                                                                   ------------
CASINOS/GAMBLING, HOTEL/MOTEL 0.8%
GTech Holdings Corp.* ...............................      71,900     1,334,644
Harrah's Entertainment Inc.* ........................     163,525     3,035,433
International Game Technology Inc. ..................      69,392     1,504,939
Motels of America Inc.*+ ............................         500           125
                                                                   ------------
                                                                      5,875,141
                                                                   ------------
COMMERCIAL SERVICES 1.5%
A.C. Nielsen Corp.* .................................     184,290     4,146,525
America Online Inc.* ................................      49,000     3,295,250
Copart Inc.* ........................................      47,500       831,250
Hotel Reservations Network Inc. Cl. A* ..............      16,300       289,325
Protection One Inc. Wts.*+ ..........................         800           400
QRS Corp.* ..........................................      24,300     1,828,575
Safety Kleen Corp.* .................................      92,600       121,538
                                                                   ------------
                                                                     10,512,863
                                                                   ------------
COMMUNICATIONS, MEDIA & ENTERTAINMENT 1.3%
AMFM Inc.* ..........................................       9,900       615,037
CBS Corp.* ..........................................      94,000     5,322,750
Granite Broadcasting Corp. Exch. Pfd.> ..............         366       329,400
TiVo Inc.* ..........................................      15,500       536,688
USA Networks, Inc.* .................................      35,700       805,481
Wink Communications, Inc.* ..........................      18,600       620,775
World Wrestling Federation Entertainment Inc. Cl. A .      54,900       973,617
                                                                   ------------
                                                                      9,203,748
                                                                   ------------
CONSUMER SERVICES 0.1%
Central Rents Inc.*+ ................................         250         5,500
DeVry Inc.* .........................................      28,100       857,050
                                                                   ------------
                                                                        862,550
                                                                   ------------
PRINTING & PUBLISHING 0.7%
General Media Inc. Wts.*(+) .........................         250           250
Hollinger International, Inc. Cl. A .................     443,100     4,763,325
Sullivan Holdings Inc.*(+) ..........................         149        20,781
                                                                   ------------
                                                                      4,784,356
                                                                   ------------
RETAIL 1.6%
Circuit City Stores Inc. ............................      68,400     4,163,850
Federated Department Stores Inc.* ...................      46,800     1,953,900
Home Depot Inc. .....................................      44,100     2,844,450
Shopnow.com Inc. ....................................      32,600       476,775
Ticketmaster Online City Search, Inc. Cl. B* ........      22,100       553,881
Wal-Mart Stores, Inc. ...............................      22,300     1,237,650
                                                                   ------------
                                                                     11,230,506
                                                                   ------------
TOYS 0.1%
Mattel Inc. .........................................      68,400       713,925
                                                                   ------------
Total Consumer Discretionary ........................                55,024,611
                                                                   ------------
CONSUMER STAPLES 1.1%
BEVERAGES 0.2%
Anheuser-Busch Companies, Inc. ......................      24,700     1,537,575
                                                                   ------------
DRUG & GROCERY STORE CHAINS 0.3%
Duane Reade Inc.* ...................................      23,800       553,350
Hannaford Brothers Co. ..............................      23,985     1,768,894
                                                                   ------------
                                                                      2,322,244
                                                                   ------------
HOUSEHOLD PRODUCTS 0.4%
Colgate-Palmolive Co. ...............................      40,000     2,255,000
Dial Corp. ..........................................      51,495       708,056
                                                                   ------------
                                                                      2,963,056
                                                                   ------------
TOBACCO 0.2%
UST Inc. ............................................      57,300       895,312
                                                                   ------------
Total Consumer Staples ..............................                 7,718,187
                                                                   ------------
FINANCIAL SERVICES 5.3%
BANKS & SAVINGS & LOAN 1.1%
BankNorth Group Inc. ................................      25,300       678,356
Golden West Financial Corp. .........................      44,400     1,384,725
Hudson City Bancorp Inc.* ...........................      65,200       953,550
Hudson United Bancorp ...............................      19,000       412,063
Mercantile Bankshares Corp. .........................      21,900       669,319
North Fork BanCorp., Inc.* ..........................      34,700       620,262
Peoples Heritage Financial Group ....................     213,900     3,208,500
Southtrust Corp. ....................................      10,700       272,181
                                                                   ------------
                                                                      8,198,956
                                                                   ------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS 0.7%
First Data Corp. ....................................      85,000     3,761,250
Profit Recovery Group International Inc.* ...........      51,650       955,525
                                                                   ------------
                                                                      4,716,775
                                                                   ------------
INSURANCE 1.6%
Ace Ltd. ............................................     184,200     4,213,575
Partnerre Ltd.* .....................................       6,600       242,963
Saint Paul Companies, Inc. ..........................      84,100     2,869,912
XL Capital Ltd. Cl. A ...............................      69,101     3,826,468
                                                                   ------------
                                                                     11,152,918
                                                                   ------------
MISCELLANEOUS FINANCIAL 1.9%
Ambac Financial Group, Inc. .........................     103,100     5,193,663
Citigroup, Inc. .....................................      89,400     5,302,537
Metris Companies Inc. ...............................      12,200       474,275
Morgan Stanley Dean Witter & Co. ....................      21,700     1,769,906
RB Asset Inc. Series A Pfd.* ........................      20,000       372,400
S1 Corp. ............................................       4,400       377,025
                                                                   ------------
                                                                     13,489,806
                                                                   ------------
SECURITIES BROKERAGE & SERVICES 0.0%
Bear Stearns Company Inc. ...........................       6,405       292,228
                                                                   ------------
Total Financial Services ............................                37,850,683
                                                                   ------------
HEALTH CARE 2.8%
DRUGS & BIOTECHNOLOGY 1.9%
Amgen Inc.* .........................................      60,000     3,682,500
ArQule, Inc.* .......................................       6,600        89,100
Biovail Corp. .......................................      20,900       926,131
Biovail Corp. Wts ...................................      24,200     1,234,200
ILEX Oncology Inc.* .................................      19,900       835,800
Intelligent Polymers Ltd. ...........................      58,500     2,025,563
Intermune Pharmaceuticals Inc. ......................       4,300        85,731
Priority Healthcare Corp. Cl. B* ....................      10,500       527,625
Sangstat Medical Corp.* .............................      20,500       567,594
Warner-Lambert Co. ..................................      40,000     3,900,000
                                                                   ------------
                                                                     13,874,244
                                                                   ------------
HEALTH CARE FACILITIES 0.1%
Tenet Healthcare Corp. ..............................      20,200       464,600
                                                                   ------------
HEALTH CARE SERVICES 0.4%
Province Healthcare Co.* ............................      15,000       429,375
Quorum Health Group Inc.* ...........................     256,900     2,585,056
                                                                   ------------
                                                                      3,014,431
                                                                   ------------
HOSPITAL SUPPLY 0.4%
Aradigm Corp.* ......................................      43,000       897,625
Medtronic Inc. ......................................      40,000     2,057,500
                                                                   ------------
                                                                      2,955,125
                                                                   ------------
Total Health Care ...................................                20,308,400
                                                                   ------------
INTEGRATED OILS 1.1%
INTEGRATED DOMESTIC 0.3%
Unocal Corp. ........................................      75,100     2,234,225
                                                                   ------------
INTEGRATED INTERNATIONAL 0.8%
BP Amoco PLC ADR ....................................      65,200     3,459,675
Total Fina SA ADR ...................................      28,400     2,090,950
                                                                   ------------
                                                                      5,550,625
                                                                   ------------
Total Integrated Oils ...............................                 7,784,850
                                                                   ------------
MATERIALS & PROCESSING 3.9%
BUILDING & CONSTRUCTION 0.1%
Waxman Industries Inc. Wts.*+ .......................      29,500           295
York International Corp. ............................      33,000       771,375
                                                                   ------------
                                                                        771,670
                                                                   ------------
CHEMICALS 0.8%
Cambrex Corp. .......................................      11,100       482,850
Dow Chemical Co. ....................................      19,900     2,268,600
Omnova Solutions Inc. ...............................      52,615       295,960
Reunion Industries Inc. .............................      16,217        38,515
Solutia Inc. ........................................     152,200     2,035,675
Valence Technology Inc. .............................      21,300       501,881
                                                                   ------------
                                                                      5,623,481
                                                                   ------------
CONTAINERS & PACKAGING 0.8%
American Material Can Group Inc. ....................     262,400     3,444,000
Equitable Bag Inc.* .................................      47,600         2,380
Smurfit Stone Container Corp.* ......................     125,600     2,127,350
                                                                   ------------
                                                                      5,573,730
                                                                   ------------
DIVERSIFIED MANUFACTURING 0.7%
Ball Corp. ..........................................     144,900     5,008,106
                                                                   ------------
FERTILIZERS 0.2%
Agrium Inc. .........................................     191,500     1,543,969
                                                                   ------------
FOREST PRODUCTS 0.1%
Champion International Corp. ........................      17,200       915,900
                                                                   ------------
MISCELLANEOUS MATERIALS & PROCESSING 0.0%
Ladish Inc. Wts.* ...................................      15,095        78,117
                                                                   ------------
PAPER & FOREST PRODUCTS 0.7%
Fort James Corp. ....................................     119,075     2,619,650
Westvaco Corp. ......................................      66,800     2,229,450
                                                                   ------------
                                                                      4,849,100
                                                                   ------------
STEEL 0.5%
Alaska Steel Holding Corp. ..........................     152,518     1,582,374
Harsco Corp. ........................................      71,100     2,057,456
                                                                   ------------
                                                                      3,639,830
                                                                   ------------
TEXTILE & PRODUCTS 0.0%
Cluett American Corp. Sr. Exch. Pfd.> ...............       3,168        85,536
                                                                   ------------
Total Materials & Processing ........................                28,089,439
                                                                   ------------
OTHER 1.8%
MULTI-SECTOR 1.8%
Gencorp Inc. ........................................     113,300       878,075
General Electric Co. ................................      34,300     5,322,931
Ogden Corp. .........................................     241,400     2,881,713
Tyco International Ltd. .............................      82,500     4,114,687
                                                                   ------------
Total Other .........................................                13,197,406
                                                                   ------------
OTHER ENERGY 3.9%
GAS PIPELINES 1.5%
Columbia Energy Group ...............................       7,900       468,075
Dynegy Inc. Cl. A ...................................      76,700     4,812,925
Williams Companies Inc. .............................     128,389     5,641,092
                                                                   ------------
                                                                     10,922,092
                                                                   ------------
OFFSHORE DRILLING 0.0%
TMBR/Sharp Drilling Inc.* ...........................      20,500       251,125
                                                                   ------------
OIL & GAS PRODUCERS 1.3%
Burlington Resources Inc. ...........................      34,000     1,258,000
Ocean Energy Inc.* ..................................     321,508     4,621,677
Santa Fe Snyder Corp.* ..............................      37,700       362,863
St. Mary Land & Exploration Co.* ....................       9,200       274,850
Union Pacific Resources Group Inc. ..................     209,330     3,035,285
                                                                   ------------
                                                                      9,552,675
                                                                   ------------
OIL WELL EQUIPMENT & SERVICES 1.1%
Baker Hughes Inc. ...................................      46,200     1,397,550
Calpine Corp.* ......................................      13,100     1,231,400
Halliburton Co. .....................................      28,300     1,160,300
IRI International Corp.* ............................      21,900       206,681
Valero Energy Corp. .................................      59,800     1,831,375
Veritas DGC Inc.* ...................................       9,400       264,375
Weatherford International Inc. ......................      23,300     1,373,244
                                                                   ------------
                                                                      7,464,925
                                                                   ------------
Total Other Energy ..................................                28,190,817
                                                                   ------------
PRODUCER DURABLES 3.0%
AEROSPACE 0.0%
Ladish Inc.* ........................................       8,666        54,163
                                                                   ------------
ELECTRICAL EQUIPMENT & COMPONENTS 1.1%
Mark IV Industries Inc. .............................     251,900     5,557,544
Nortel Networks Corp. ...............................      17,000     2,142,000
                                                                   ------------
                                                                      7,699,544
                                                                   ------------
MACHINERY 0.8%
Helix Technology Corp. ..............................      13,800       828,862
Howmet International Inc.* ..........................     258,400     5,216,450
                                                                   ------------
                                                                      6,045,312
                                                                   ------------
MISCELLANEOUS EQUIPMENT 0.3%
Thomas & Betts Corp. ................................      71,895     2,031,034
                                                                   ------------
OFFICE FURNITURE & BUSINESS EQUIPMENT 0.0%
Anacomp Inc. Wts.* ..................................       4,941        42,616
                                                                   ------------
PRODUCTION TECHNOLOGY EQUIPMENT 0.8%
Brooks Automation Inc.* .............................      17,700     1,106,250
Cymer Inc.* .........................................      12,100       605,000
PRI Automation Inc. .................................      11,000       672,375
Teradyne Inc.* ......................................      42,300     3,479,175
                                                                   ------------
                                                                      5,862,800
                                                                   ------------
Total Producer Durables .............................                21,735,469
                                                                   ------------
TECHNOLOGY 11.1%
COMMUNICATIONS TECHNOLOGY 2.9%
About.com Inc. ......................................       5,200       458,250
Ask Jeeves Inc.* ....................................       5,800       354,525
Cisco Systems Inc.* .................................      98,300     7,599,819
Covad Communications Group Inc.* ....................      19,550     1,417,375
CSG Systems International Inc.* .....................      11,000       536,938
Digital Microwave Corp.* ............................      30,120     1,020,315
Extreme Networks Inc.* ..............................       9,900       782,100
Inktomi Corp.* ......................................       9,000     1,755,000
Lernout & Hauspie Speech Products NV ADR* ...........      14,000     1,547,000
Marimba Inc. ........................................      14,900       657,463
NCR Corp.* ..........................................      45,700     1,833,712
Packeteer Inc.* .....................................      34,200     1,197,000
Remec Inc.* .........................................      22,300     1,126,150
Spectrasite Holdings, Inc.* .........................      28,000       792,750
Telocity Inc. .......................................       8,600       106,425
World Access Inc.* ..................................       1,571        30,045
                                                                   ------------
                                                                     21,214,867
                                                                   ------------
COMPUTER SOFTWARE 2.4%
Acxiom Corp. ........................................      67,300     2,237,725
Bluestone Software, Inc.* ...........................       4,400       148,500
Extensity, Inc.* ....................................       2,400       115,200
GRIC Communications, Inc.* ..........................      10,500       354,375
Interworld Corp. ....................................      24,000     1,356,000
Level 8 Systems Inc. ................................      27,100     1,266,925
Microsoft Corp.* ....................................      67,600     7,182,500
Netegrity Inc. ......................................      16,800     1,150,800
Sanchez Computer Associates Inc. ....................       7,700       270,462
Tenfold Corp. .......................................      12,100       732,050
Versata, Inc.* ......................................       7,600       457,425
Viador Inc. .........................................      13,200       645,150
Websense Inc. .......................................         600        28,838
Zoran Corp. .........................................      22,600     1,272,662
                                                                   ------------
                                                                     17,218,612
                                                                   ------------
COMPUTER TECHNOLOGY 3.6%
Electronic Data Systems Corp. .......................      66,000     4,236,375
EMC Corp.* ..........................................      57,200     7,150,000
International Business Machines Corp. ...............      21,600     2,548,800
Radiant Systems Inc.* ...............................      27,600     1,735,350
Silicon Graphics Inc.* ..............................     217,200     2,294,175
Sun Microsystems Inc.* ..............................      82,400     7,721,137
Unisys Corp.* .......................................      19,700       502,350
                                                                   ------------
                                                                     26,188,187
                                                                   ------------
ELECTRONICS 1.6%
Aeroflex Inc.* ......................................      43,400     2,148,300
Nokia Corp. ADR .....................................      26,300     5,713,675
Solectron Corp.* ....................................      82,800     3,317,175
                                                                   ------------
                                                                     11,179,150
                                                                   ------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS 0.6%
Artisan Components Inc. .............................      15,500       304,188
Cree Research Inc. ..................................       5,500       620,813
Cypress Semiconductor Corp.* ........................      48,635     2,398,313
Sawtek Inc.* ........................................      19,300     1,014,456
                                                                   ------------
                                                                      4,337,770
                                                                   ------------
Total Technology ....................................                80,138,586
                                                                   ------------
UTILITIES 3.4%
CABLE TELEVISION & RADIO 0.0%
Wireless One Inc. Wts.* .............................       2,000         1,258
                                                                   ------------
ELECTRICAL 1.9%
CMP Group Inc. ......................................      61,200     1,782,450
DQE, Inc. ...........................................      40,900     1,860,950
Energy East Corp. ...................................      54,400     1,077,800
Niagara Mohawk Holdings Inc. ........................      58,500       789,750
OGE Energy Corp. ....................................      99,300     1,905,319
Pinnacle West Capital Corp. .........................     134,100     3,779,944
Scana Corp. .........................................      94,600     2,323,612
                                                                   ------------
                                                                     13,519,825
                                                                   ------------
GAS DISTRIBUTION 0.2%
National Fuel Gas Co. ...............................      13,200       588,225
Nicor Inc. ..........................................      20,100       662,044
Questar Corp. .......................................      24,600       456,637
                                                                   ------------
                                                                      1,706,906
                                                                   ------------
TELECOMMUNICATIONS 1.3%
AirGate PCS, Inc.* ..................................       1,503       158,567
Broadwing Inc. ......................................      20,200       751,187
Celcaribe SA*+ ......................................     297,558       595,116
Intelcom Group, Inc. Wts.* ..........................       1,650        25,575
MCI WorldCom Inc.* ..................................      41,200     1,866,875
Nextel Communications Inc. Cl. A* ...................      15,549     2,305,139
Nucentrix Broadband Networks Inc. Wts.*+ ............       1,500            15
Pagemart Inc. Wts.*+ ................................       2,300        23,575
Powertel Inc. Wts.*+ ................................         960        46,080
RSL Communications Ltd. Cl. A* ......................     105,300     2,527,200
RSL Communications Ltd. Wts.*+ ......................         750        67,500
TELECOMMUNICATIONS (CONT'D)
Startec Global Communications Corp. Wts.*+ ..........         500           900
Time Warner Telecom Inc. Cl. A* .....................       9,500       755,250
Viatel Inc.* ........................................       7,291       365,917
                                                                   ------------
                                                                      9,488,896
                                                                   ------------
Total Utilities .....................................                24,716,885
                                                                   ------------
NON-U.S. EQUITIES 7.4%
China Telecom Ltd. ..................................     199,800     1,757,685
I-Cable Communication Ltd. ..........................     958,000       725,893
Petrochina Co. ......................................   9,058,200     1,489,041
Sunday Communications Ltd. ..........................      76,900        24,196
Fanuc ...............................................      14,700     1,540,662
NTT Mobile Communications ...........................          40     1,640,286
Royal Dutch Petroleum Co. ...........................      44,400     2,593,853
Keppel Corp. ........................................     519,900     1,220,936
Singapore Airlines Ltd. .............................     133,200     1,245,005
BP Amoco PLC ........................................     188,800     1,751,680
Cable & Wireless PLC ................................      96,200     1,615,839
Clearnet Communications Inc. Wts.* ..................       2,640        24,420
Equitable Bag Inc. Series A Pfd.* ...................       4,760         4,760
Hikari Tsushin Inc. .................................       1,800     1,293,917
Infineon Technologies AG ............................      19,900     1,087,102
Kone Corp. Series B .................................      43,000     2,491,066
KPNQwest ............................................      30,900     1,645,109
L.M. Ericsson Telephone Co. Cl. B* ..................      24,450     2,150,852
Nintendo Co. Ltd. ...................................       7,800     1,371,353
Nokia AB OY .........................................      13,250     2,803,945
PTT Exploration & Production Public Co. Ltd.* .......     430,600     2,220,175
RTZ Corp.* ..........................................      57,000       961,947
Sema Group PLC ......................................     192,600     3,805,385
Siemens AG ..........................................      11,000     1,579,852
Societe Generale ....................................       5,900     1,177,365
Softbank Corp. ......................................       2,900     2,584,620
Takara Shuzo Co. Ltd. ...............................     172,200     3,857,790
Telecom Italia SPA* .................................     245,400     3,665,731
Tieto Corp. .........................................      43,000     2,581,650
Wolters Kluwer ......................................      52,600     1,208,811
Woodside Petroleum Ltd. ADR* ........................     211,300     1,268,824
                                                                   ------------
Total Non-U.S. Equities .............................                53,389,750
                                                                   ------------
Total Equity Securities (Cost $291,801,965) .........               380,955,133
                                                                   ------------
EQUITY SECURITIES -- INFLATION RESPONSIVE INVESTMENTS 2.1%
AUTOMOBILES & TRANSPORTATION 0.1%
MISCELLANEOUS TRANSPORTATION 0.1%
OMI Corp.* ..........................................     106,400       405,650
                                                                   ------------
Total Automobiles & Transportation ..................                   405,650
                                                                   ------------
INTEGRATED OILS 0.1%
INTEGRATED DOMESTIC 0.1%
Callon Petroleum Co.* ...............................      59,500       721,438
KCS Energy Inc. .....................................     160,000       220,000
                                                                   ------------
                                                                        941,438
                                                                   ------------
Total Integrated Oils ...............................                   941,438
                                                                   ------------
OTHER 0.0%
MULTI-SECTOR 0.0%
Viceroy Resource Corp.* .............................      67,000        29,050
                                                                   ------------
Total Other .........................................                    29,050
                                                                   ------------
OTHER ENERGY 1.3%
OIL & GAS PRODUCERS 1.1%
Basin Exploration Inc.* .............................      91,800     1,371,262
Cabot Oil & Gas Corp. Cl. A .........................      57,100     1,031,369
Canadian 88 Energy Corp.* ...........................     110,800       159,275
Esenjay Exploration Inc.* ...........................      15,384        30,768
Louis Dreyfus Natural Gas Corp.*@ ...................      41,600     1,414,400
Maxx Petroleum Ltd.*@ ...............................      94,550       271,831
Patina Oil & Gas Corp. ..............................      15,500       210,219
Petroquest Energy Inc.* .............................      43,100        78,119
Plains Resources Inc.*@ .............................      83,400     1,042,500
Ranger Oil Ltd.* ....................................     278,200     1,078,025
Titan Exploration Inc.* .............................     163,000       815,000
Ulster Petroleum Ltd.* ..............................     121,500       606,246
                                                                   ------------
                                                                      8,109,014
                                                                   ------------
OIL WELL EQUIPMENT & SERVICES 0.2%
Global Industries Inc.* .............................      15,400       225,225
NewPark Resources Inc.* .............................     119,600       956,800
                                                                   ------------
                                                                      1,182,025
                                                                   ------------
Total Other Energy ..................................                 9,291,039
                                                                   ------------
UTILITIES 0.4%
GAS DISTRIBUTION 0.4%
Southwestern Energy Co. .............................      67,300       445,862
Western Gas Resources Inc. ..........................     172,200     2,733,675
                                                                   ------------
                                                                      3,179,537
                                                                   ------------
Total Utilities .....................................                 3,179,537
                                                                   ------------
NON-U.S. EQUITIES 0.2%
Prize Energy Inc. ...................................      21,307         3,959
Badger Daylighting Inc.* ............................      40,000        52,306
Berkley Petroleum Corp. .............................      42,700       264,487
Elk Point Resources Inc. Cl. A* .....................      15,600        35,860
Gulfstream Resources Ltd. ...........................      58,000        71,851
Magin Energy Inc. ...................................      18,600        30,211
Post Energy Corp.* ..................................      50,000       197,867
Richland Petroleum Corp.* ...........................      44,600        99,759
Seven Seas Petroleum Inc.* ..........................     104,700       209,400
Tri-Link Resources Ltd. Cl. A* ......................      20,700        67,670
                                                                   ------------
Total Non-U.S. Equities .............................                 1,033,370
                                                                   ------------
Total Equity Securities -- Inflation Responsive
  Investments (Cost $18,562,452) ....................                14,880,084
                                                                   ------------

-----------------------------------------------------------------------------------------------------------------
                                                           PRINCIPAL              MATURITY               VALUE
                                                            AMOUNT                  DATE                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 41.1%
U.S. TREASURY 4.2%
U.S. Treasury Bond, 12.00% ..........................      $  800,000             8/15/2013             1,080,248
U.S. Treasury Bond, 11.25% ..........................       1,050,000             2/15/2015             1,552,687
U.S. Treasury Bond, 8.875% ..........................       1,375,000             2/15/2019             1,778,906
U.S. Treasury Bond, 7.875% ..........................       3,250,000             2/15/2021             3,892,395
U.S. Treasury Bond, 8.125% ..........................       1,250,000             5/15/2021             1,534,963
U.S. Treasury Bond, 8.125% ..........................       2,075,000             8/15/2021             2,550,943
U.S. Treasury Bond, 6.75% ...........................       1,675,000             8/15/2026             1,820,507
U.S. Treasury Bond, 6.625% ..........................       1,525,000             2/15/2027             1,636,035
U.S. Treasury Bond, 6.25% ...........................         700,000             5/15/2030               740,033
U.S. Treasury Note, 5.875% ..........................       2,225,000             9/30/2002             2,194,406
U.S. Treasury Note, 5.875% ..........................       6,650,000            11/15/2004             6,529,436
U.S. Treasury Note, 7.875% ..........................         625,000            11/15/2004               661,325
U.S. Treasury STRIPS, 0.00% .........................       3,775,000             5/15/2003             3,102,748
U.S. Treasury STRIPS, 0.00% .........................       3,425,000             2/15/2021               985,544
                                                                                                   --------------
                                                                                                       30,060,176
                                                                                                   --------------
U.S. AGENCY MORTGAGE 11.4%
Federal Home Loan Mortgage Corp., 7.50% .............          25,304             4/01/2002                25,292
Federal Home Loan Mortgage Corp., 8.50% .............             158             7/01/2009                   160
Federal Home Loan Mortgage Corp., 6.50% .............       2,656,280             7/01/2029             2,492,733
Federal Home Loan Mortgage Corp. TBA, 6.50% .........       2,150,000             4/13/2030             2,017,646
Federal National Mortgage Association, 9.50% ........         421,070            10/01/2003               428,371
Federal National Mortgage Association, 8.00% ........         127,327             4/01/2008               128,946
Federal National Mortgage Association, 8.00% ........         164,140             6/01/2008               164,995
Federal National Mortgage Association, 8.50% ........         146,343             2/01/2009               150,052
Federal National Mortgage Association, 6.625% .......         175,000             9/15/2009               168,301
Federal National Mortgage Association, 7.50% ........             162            10/01/2025                   160
Federal National Mortgage Association, 6.50% ........         590,886             9/01/2028               554,328
Federal National Mortgage Association, 6.50% ........       4,555,218            11/01/2028             4,273,386
Federal National Mortgage Association, 6.00% ........         800,079            12/01/2028               728,568
Federal National Mortgage Association, 6.50% ........       2,215,397            12/01/2028             2,082,473
Federal National Mortgage Association, 6.00% ........       2,006,315             2/01/2029             1,826,991
Federal National Mortgage Association, 6.50% ........       1,064,963             3/01/2029               999,074
Federal National Mortgage Association, 6.50% ........       2,549,911             5/01/2029             2,392,148
Federal National Mortgage Association, 7.50% ........       2,671,348             7/01/2029             2,630,423
Federal National Mortgage Association, 7.00% ........      16,092,762            12/01/2029            15,469,167
Federal National Mortgage Association TBA, 7.00% ....      10,800,000             4/13/2030            10,383,228
Federal National Mortgage Association TBA, 7.50% ....       7,600,000             4/13/2030             7,470,572
Federal National Mortgage Association TBA, 8.00% ....       4,650,000             4/13/2030             4,663,067
Government National Mortgage Association, 6.50% .....         352,525             2/15/2009               343,641
Government National Mortgage Association, 6.50% .....         129,296             6/15/2009               126,038
Government National Mortgage Association, 6.50% .....         780,690             7/15/2009               761,017
Government National Mortgage Association, 7.50% .....          70,875            11/15/2010                71,184
Government National Mortgage Association, 7.50% .....         433,850            12/15/2010               435,746
Government National Mortgage Association, 7.00% .....         778,984             1/15/2025               758,777
Government National Mortgage Association, 7.00% .....       3,304,592             5/15/2028             3,202,348
Government National Mortgage Association, 6.50% .....       6,155,488            11/15/2028             5,809,242
Government National Mortgage Association, 7.00% .....       3,535,086            11/15/2028             3,425,710
Government National Mortgage Association TBA,
  7.00% .............................................       3,200,000             4/19/2030             3,100,512
Government National Mortgage Association TBA,
  8.00% .............................................       5,100,000             4/19/2030             5,158,191
                                                                                                   --------------
                                                                                                       82,242,487
                                                                                                   --------------
FOREIGN 0.3%
Province of Quebec, 7.50% ...........................       1,250,000             9/15/2029             1,255,988
United Mexican States, 10.375% ......................         850,000             2/17/2009               918,000
                                                                                                   --------------
                                                                                                        2,173,988
                                                                                                   --------------
FINANCE/MORTGAGE 7.8%
Arcadia Automobile Trust 97-C A5, 6.55% .............         675,000             6/15/2005               669,215
AT&T Capital Corp. Note, 6.25% ......................         925,000             5/15/2001               914,326
AT&T Capital Corp. Note, 6.75% ......................       1,125,000             2/04/2002             1,113,041
AT&T Corp. Note, 6.00% ..............................       1,900,000             3/15/2009             1,719,101
AT&T Corp. Note, 6.50% ..............................       2,400,000             3/15/2029             2,080,392
Bombardier Capital Inc. Note,
  7.30%+ ............................................       1,750,000            12/15/2002             1,734,600
Capital One Bank Note, 6.62% ........................       1,900,000             8/04/2003             1,825,083
Capital One Bank Note, 6.65% ........................       1,175,000             3/15/2004             1,127,271
Capital One Bank Sr. Note, 6.48% ....................         825,000             1/28/2002               806,933
Chase Manhattan Auto Owner Trust Note 98-B-A, 5.80%         1,700,000             2/17/2003             1,672,902
CIT Group Holdings Inc. Sr. Note, 6.80% .............       1,400,000             4/17/2000             1,400,378
Citibank Credit Cord Master Trust Series 1999-A, 5.875%       750,000             3/10/2011               695,385
Commercial Credit Group Inc. Note, 6.45% ............       1,450,000             7/01/2002             1,424,857
Commercial Credit Group Inc. Sr. Note, 5.55% ........       1,400,000             2/15/2001             1,381,016
Conseco Inc., 8.75% .................................       1,675,000             2/09/2004             1,623,443
Conseco Inc. Note, 9.00% ............................       1,700,000            10/15/2006             1,660,050
Countrywide Funding Corp. Note, 6.58% ...............       1,100,000             9/21/2001             1,086,217
Credit Suisse First Boston 97-C2 Cl. A2, 6.52% ......         975,000             7/17/2007               929,830
DLJ Commercial Mortgage Corp. 98-C2, 6.24% ..........         500,000            11/12/2031               461,875
DLJ Commercial Mortgage Corp. 98-C2 Cl. A1-A, 5.88%         1,406,177            11/12/2031             1,325,761
Finova Capital Corp. Sr. Note, 6.125% ...............       1,950,000             3/15/2004             1,790,860
First Union Lehman Brothers Bank Series 1998-C2
  Cl. A1, 6.28% .....................................       1,564,358             6/18/2007             1,503,739
Ford Motor Credit Co. Note, 6.30% ...................       1,625,000             7/16/2002             1,627,340
Ford Motor Credit Co. Note, 7.50% ...................       1,875,000             3/15/2005             1,876,144
Ford Motor Credit Co. Note, 7.375% ..................       3,400,000            10/28/2009             3,330,844
GE Global Insurance Holding Corp. Note, 7.00% .......       2,825,000             2/15/2026             2,601,542
General Motors Acceptance Corp. Note, 6.33% .........       1,625,000            10/07/2002             1,636,424
GMAC Commercial Mortgage Security Inc. 97-C2 Cl A,
   6.55% ............................................       1,350,000             4/15/2029             1,272,375
GMAC Commercial Mortgage Security Inc. 98-C1 Cl A1,
   6.411% ...........................................         929,547            11/15/2007               860,575
GMAC Commercial Mortgage Security Inc. 99-C1 Cl A2,
   6.175% ...........................................       1,250,000             5/15/2033             1,138,672
Household Finance Corp. Sr. Note, 6.125% ............         900,000             7/15/2012               874,863
LB Commercial Conduit Mortgage Trust 97-LL1-A1, 6.79%       1,296,225             6/12/2004             1,281,643
LB Commercial Conduit Mortgage Trust 98C1-A1, 6.33%..       1,330,244            11/18/2004             1,289,921
LB Commercial Conduit Mortgage Trust 98C4-A1, 6.21%..         450,000            10/15/2008               414,985
MBNA Corp. Sr. Note, 6.875% .........................         675,000            11/15/2002               662,641
MBNA Corp. Sr. Note, 7.125% .........................       1,300,000             9/15/2004             1,271,920
MBNA Master Credit Card Trust Series 99-J-A, 7.00%...       1,425,000             2/15/2012             1,413,671
Morgan Stanley Capital Inc. 98-A1, 6.19% ............         282,163             1/15/2007               269,775
Prime Credit Card Master Trust Series 1995-1A, 6.75%        1,800,000            11/15/2005             1,787,058
Vodafone Airtouch PLC, 7.75%+ .......................       2,750,000             2/15/2010             2,802,800
Woodside Finance Ltd. Note, 6.60%+ ..................         875,000             4/15/2008               814,713
                                                                                                   --------------
                                                                                                       56,174,181
                                                                                                   --------------
FOREIGN GOVERNMENT 4.6%
                                                        Greek Drachma
Republic of Greece, 8.80% .......................       2,689,600,000            6/19/2007              8,832,154
Republic of Greece, 6.95% .......................           1,800,000            3/04/2008              1,758,636
                                                   New Zealand Dollar
Government of New Zealand, 8.00% ................           7,025,000            4/15/2004              3,601,839
Government of New Zealand, 8.00% ................          15,750,000           11/15/2006              8,224,864
                                                       Spanish Peseta
Government of Spain, 6.00% ......................          11,000,000            1/31/2008             10,894,332
                                                                                                 ----------------
                                                                                                       33,311,825
                                                                                                 ----------------
CORPORATE 12.8%
Acetex Sr. Note, 9.75% ..............................         120,000            10/01/2003               111,600
Acme Boot Inc. Sr. Note Series B, 11.50%#[] .........         250,000            12/15/2000                62,500
Advanced Radio Telecom Corp. Sr. Note, 14.00% .......         300,000             2/15/2007               282,000
Advanstar Communications Inc. Sr. Sub. Note, 9.25% ..         800,000             5/01/2008               740,000
Agriculture Minerals & Chemicals Sr. Note, 10.75% ...          30,000             9/30/2003                22,800
Airgate PCS Inc. Sr. Sub. Note, 0.00% to
  9/30/2004, 13.50% from 10/1/2004 to maturity ......         700,000            10/01/2009               385,000
Alaska Steel Corp. Sr. Note, 9.125% .................         850,000            12/15/2006               828,750
Albertsons Inc. Sr. Deb., 7.45% .....................       2,050,000             8/01/2029             1,938,480
Allbritton Communications Co. Sr. Sub. Deb., 9.75% ..         750,000            11/30/2007               705,000
American Pacific Corp. Sr. Note, 9.25% ..............         375,000             3/01/2005               384,375
American Tissue Inc. Note, 12.50% ...................         150,000             7/15/2006               147,750
Ametek Inc. Sr. Note, 7.20% .........................         400,000             7/15/2008               363,712
Archibald Candy Corp. Sr. Sec. Note, 10.25% .........         200,000             7/01/2004               191,000
Atlantic Richfield Co. Note, 5.90% ..................       1,350,000             4/15/2009             1,226,745
Aurora Foods Inc. Sr. Sub. Note Series E, 8.75% .....         350,000             7/01/2008               134,750
Ball Corp. Sr. Sub. Note, 8.25% .....................         250,000             8/01/2008               235,000
Beckman Industries Sr. Note, 7.45% ..................         400,000             3/04/2008               362,464
Bio-Rad Laboratories Inc. Sr. Sub. Note, 11.625%+ ...          65,000             2/15/2007                65,165
British Sky Broadcasting Group Note, 6.875% .........         550,000             2/23/2009               492,514
BTI Telecom Corp. Sr. Note, 10.50% ..................         250,000             9/15/2007               220,625
Buckeye Cellulose Corp. Sr. Sub. Note, 9.25% ........         275,000             9/15/2008               270,875
Buckeye Technologies Inc. Sr. Sub. Note, 8.00% ......         500,000            10/15/2010               452,500
California Infrastructure Development Series
  1997-A7, 6.42% ....................................       1,475,000             9/25/2008             1,423,891
Call-Net Enterprises Inc. Sr. Note, 9.375% ..........       1,000,000             5/15/2009               800,000
Calpine Corp. Sr. Note, 7.625% ......................         300,000             4/15/2006               283,359
Canadian First Oil Ltd. Sr. Sub. Note, 8.75% ........         150,000             9/15/2007               138,000
Celcaribe SA Sr. Sec. Note, 13.50% ..................       1,830,000             3/15/2004             1,518,900
Cellnet Data Systems Inc. Sr. Note Series B, 0.00% to
  9/30/2002, 14.00% from 10/1/2002 to maturity[] ....         750,000            10/01/2007                61,875
Cenargo International PLC Note, 9.75% ...............         500,000             6/15/2008               435,000
Century Communications Corp. Sr. Note, 8.375% .......         500,000            12/15/2007               447,500
Charter Communication Holding LLC Sr. Note, 8.625% ..         250,000             4/01/2009               220,000
Charter Communications Holdings Corp. Sr. Note, 10.25%+     1,000,000             1/15/2010               960,000
Cheasapeake Energy Sr. Note Series B, 9.625% ........         650,000             5/01/2005               604,500
CK Witco Corp. Sr. Note, 8.50%+ .....................         450,000             3/15/2005               453,020
Clearnet Communications Inc. Sr. Note, 0.00% to
  4/30/2004, 10.125% from 5/1/2004 to maturity ......       1,000,000             5/01/2009               565,000
Coca-Cola Enterprises Inc. Deb., 6.95% ..............       1,850,000            11/15/2026             1,694,082
Columbia/HCA Healthcare Corp. Note, 8.12% ...........       1,625,000             8/04/2003             1,565,947
Columbia/HCA Healthcare Corp. Note, 7.69% ...........         650,000             6/15/2025               520,813
Columbia/HCA Healthcare Corp. Note, 7.75% ...........         750,000             7/15/2036               637,500
Covad Commerce Group, 12.00%+ .......................         175,000             2/15/2010               155,750
Drypers Corp. Series B Sr. Note, 10.25% .............         750,000             6/15/2007               585,000
Dynegy Holdings Inc., 8.125% ........................       2,300,000             3/15/2005             2,289,788
Echostar DBS Corp. Sr. Note, 9.375% .................         525,000             2/01/2009               506,625
Econophone Inc. Sr. Note, 13.50% ....................         250,000             7/15/2007               255,625
Edison Mission Energy Funding Corp. Series A
  Note, 6.77%+ ......................................       1,498,700             9/15/2003             1,466,628
Elgar Holdings Inc. Sr. Sub. Note, 9.875% ...........         400,000             2/01/2008               202,000
Empire Gas Corp. Sr. Sec. Note, 12.875% .............         750,000             7/15/2004               416,250
Envirosource Inc. Note, 9.75% .......................       1,000,000             6/15/2003               630,000
Extended Stay America Inc. Sr. Sub. Note, 9.15% .....         200,000             3/15/2008               182,000
First Wave Marine Inc. Sr. Note, 11.00% .............         250,000             2/01/2008               138,750
Fisher Scientific International Inc. Sr. Sub. .......
  Note, 9.00% .......................................         625,000             2/01/2008               568,750
Fort James Corp. Note, 6.234% .......................         825,000             3/15/2011               816,354
Four M Corp. Sr. Sec. Note Series B, 12.00% .........         475,000             6/01/2006               471,437
Fresenius Medical Care Capital Trust, 9.00% .........         350,000            12/01/2006               331,625
Frontier Corp. Sr. Note, 9.125% .....................         600,000             2/15/2006               510,000
Gentek Inc. Sr. Sub. Note, 11.00% ...................         460,000             8/01/2009               457,700
Global Crossing Holdings Ltd. Sr. Note, 9.50%+ ......         450,000            11/15/2009               432,000
Globenet Communications Group Sr. Note, 13.00% ......         100,000             7/15/2007               101,094
GNI Group Inc. Sr. Note, 10.875% ....................         650,000             7/15/2005               260,000
Golden Ocean Group Ltd. Sr. Note, 10.00%[] ..........         750,000             8/31/2001               105,000
Great Central Mines Ltd. Sr. Note, 8.875% ...........       1,000,000             4/01/2008               900,000
GST Equipment Funding Inc. Sr. Sec. Note, 13.25% ....         270,000             5/01/2007               191,700
GST Network Funding Inc. Sr. Sec. Note, 0.00% .......         600,000             5/01/2008               273,000
Gulf Canada Resources Ltd., 8.375% ..................       1,000,000            11/15/2005               972,500
Gulfmark Offshore Inc. Sr. Note, 8.75% ..............         300,000             6/01/2008               270,750
Harrah's Operating Inc. Sr. Sub. Note, 7.875% .......         750,000            12/15/2005               691,875
Henry Co. Sr. Note Series B, 10.00% .................         200,000             4/15/2008               145,000
Hollinger International Publishing Inc. Sr. Sub. ....
  Note, 9.25% .......................................         300,000             3/15/2007               280,500
Hollinger International Sr. Sub. Note, 9.25% ........          90,000             2/01/2006                84,150
Hollywood Casino Note, 13.00%+ ......................         125,000             8/01/2006               133,750
Huntsman ICI Chemicals LLC, 10.125% .................         250,000             7/01/2009               237,500
Hyperion Telecommunication Inc. Sr. Sub. Note, 12.00%         350,000            11/01/2007               351,750
Iasis Healthcare Corp. Sr. Sub. Note, 13.00%+ .......         300,000            10/15/2009               298,500
ICG Holdings Inc. Sr. Note, 0.00% to 9/14/2000,
  13.50% from 9/15/2000 to maturity .................         250,000             9/15/2005               233,750
Insight Midwest LP Sr. Note, 9.75%+ .................         775,000            10/01/2009               771,125
Intermedia Communications Inc. Sr. Note, 8.60% ......         350,000             6/01/2008               308,000
International Game Technology Sr. Note, 8.375% ......         550,000             5/15/2009               497,750
International Knife & Saw Inc. Sr. Sub. Note, 11.375%         180,000            11/15/2006               134,100
International Shipholding Corp. Sr. Note, 9.00% .....         250,000             7/01/2003               246,250
International Shipholding Corp. Sr. Note
  Series B, 7.75% ...................................         500,000            10/15/2007               437,500
Intersil Corp. Sr. Note, 13.25% .....................         244,000             8/15/2009               278,160
Intertek Finance PLC Series B Sr. Sub. Note, 10.25% .         300,000            11/01/2006               249,000
J. Crew Group Inc. Sr. Deb., 0.00% to 10/14/2002,
  13.125% from 10/15/2002 to maturity ...............         450,000            10/15/2008               254,250
J. Crew Operating Corp. Sr. Sub. Note, 10.375% ......       1,000,000            10/15/2007               880,000
J.B. Poindexter Inc. Sr. Note, 12.50% ...............       1,350,000             5/15/2004             1,282,500
J.H. Heafner Inc. Sr. Note Series D, 10.00% .........         500,000             5/15/2008               435,000
K-III Communications Corp. Sr. Note, 8.50% ..........       1,250,000             2/01/2006             1,187,500
Kaiser Aluminum & Chemical Corp. Sub. Note, 12.75% ..         650,000             2/01/2003               601,250
Lear Corp. Sr. Note Series B, 8.11% .................         450,000             5/15/2009               413,168
Level 3 Communications Inc. Sr. Note, 11.25%+ .......         600,000             3/15/2010               570,000
Lockheed Martin Corp. Note, 7.95% ...................       3,000,000            12/01/2005             2,981,310
Loehmanns Inc. Sr. Note, 11.875%[] ..................         350,000             5/15/2003                77,000
Lucent Technologies Inc. Deb., 6.45% ................       3,325,000             3/15/2029             2,921,943
Metromedia Fiber Network Inc. Sr. Note, 10.00% ......         250,000            11/15/2008               240,000
Mohegan Tribal Gaming Authority Sr. Note, 8.125% ....         350,000             1/01/2006               324,625
NE Restaurant Inc. Sr. Note, 10.75% .................         450,000             7/15/2008               380,250
New York State Power Authority Revenue Series D, 6.17%      2,000,000             2/15/2001             1,982,900
Newpark Resources Inc. Sr. Sub. Note Series B, 8.625%         700,000            12/15/2007               602,000
News America Holdings Inc. Deb., 7.375% .............         400,000            10/17/2008               388,096
News America Inc. Sr. Deb., 7.125% ..................         925,000             4/08/2028               796,055
Nextel Partners Inc. Sr. Note, 0.00% to 1/31/2004,
  14.00% from 2/1/2004 to maturity ..................         130,000             2/01/2009                83,200
Nextel Partners Inc. Sr. Note, 11.00%+ ..............         250,000             3/15/2010               241,250
North Atlantic Trading Inc. Sr. Note, 11.00% ........         750,000             6/15/2004               678,750
Northpoint Commerce Group Inc. Sr. Note, 12.875%+ ...         325,000             2/15/2010               290,063
Ocean Energy Inc. Series B Sr. Note, 7.625% .........         200,000             7/01/2005               186,000
Owens-Illinois Inc. Sr. Deb., 7.50% .................         250,000             5/15/2010               228,200
Packaging Corp. America Sr. Sub. Note Series B, 9.625%        250,000             4/01/2009               243,750
Packaging Resources Inc. Sr. Sec. Note, 11.625% .....         650,000             5/01/2003               393,250
Pagemart Nationwide Inc. Sr. Note, 0.00% to
  1/31/2000, 15.00% from 2/1/2000 to maturity .......         250,000             1/31/2005               261,250
Pagemart Wireless Inc. Sr. Sub. Note, 0.00% to
  1/31/2003, 11.25% from 2/1/2003 to maturity .......         650,000             2/01/2008               318,500
Park Place Entertainment Corp. Sr. Sub. Note, 9.375%+         650,000             2/15/2007               637,000
Pathmark Stores Inc. Sr. Sub. Note, 9.625% ..........          50,000             5/01/2003                36,500
Peco Energy Transport Trust Series 99-A Cl. A7, 6.13%       1,150,000             3/01/2009             1,060,507
Pepsi Bottling Holdings Inc. Note, 5.625%+ ..........       1,950,000             2/17/2009             1,737,332
Phase Metrics Inc. Sr. Note, 10.75%[] ...............         750,000             2/01/2005                75,000
Pioneer Americas Acquisition Corp. Sr. Sec Note
  Series B, 9.25% ...................................         450,000             6/15/2007               369,000
Plains Resources Inc. Sr. Sub. Note, 10.25% .........         250,000             3/15/2006               240,313
Plains Resources Inc. Sr. Sub. Note, 10.25%+ ........         250,000             3/15/2006               240,313
Playtex Family Products Corp. Sr. Sub. Note, 9.00% ..         250,000            12/15/2003               242,500
Pogo Producing Co. Sr. Sub. Note, 8.75% .............         150,000             5/15/2007               138,750
Pool Energy Services Co. Sr. Sub. Note, 8.625% ......         800,000             4/01/2008               823,016
Premier Parks Inc. Sr. Note, 9.75% ..................         500,000             6/15/2007               471,250
Price Communications Wireless Inc. Sr. Sec. Note
  Series B, 9.125% ..................................         625,000            12/15/2006               618,750
Prime Succession Inc. Sr. Sub. Note, 10.75%[] .......         150,000             8/15/2004                36,000
Primus Telecommunications Group Sr. Note, 11.75% ....         250,000             8/01/2004               241,250
Primus Telecommunications Inc. Sr. Note, 12.75% .....         125,000            10/15/2009               121,250
Procter & Gamble Co. Note, 6.875% ...................       1,250,000             9/15/2009             1,217,600
PSINet Inc. Sr. Note, 10.50%+ .......................         500,000            12/01/2006               480,000
PSINet Inc. Sr. Note, 11.00% ........................         250,000             8/01/2009               242,500
Quest Diagnostics Inc. Sr. Sub. Note, 10.75% ........         500,000            12/15/2006               516,250
R. H. Donnelley Inc. Sr. Sub. Note, 9.125% ..........         250,000             6/01/2008               236,250
Raytheon Co., 5.95% .................................       1,050,000             3/15/2001             1,033,063
Raytheon Co. Note, 8.30%+ ...........................       1,850,000             3/01/2010             1,872,200
Rhythms Netconnections Inc. Note, 12.75% ............         600,000             4/15/2009               510,000
Rose Hills Co. Sr. Sub. Note, 9.50% .................         500,000            11/15/2004               375,000
RSL Communications Ltd. Sr. Note, 12.25% ............         900,000            11/15/2006               891,000
Safety Kleen Corp. Sr. Note, 9.25% ..................         200,000             5/15/2009                16,000
Safety Kleen Services Inc. Sr. Sub. Note, 9.25% .....         575,000             6/01/2008                64,688
Safeway Inc. Note, 7.00% ............................       1,775,000             9/15/2002             1,752,298
Sbarro Inc. Sr. Note, 11.00% ........................         200,000             9/15/2009               202,000
SCG Holding Corp., 12.00% ...........................         290,000             8/01/2009               310,300
Scotts Co. Sr. Sub. Note, 8.625%+ ...................         250,000             1/15/2009               232,500
Seagull Energy Corp. Sr. Sub. Note, 8.625% ..........         350,000             8/01/2005               339,500
Service Master Co. Note, 8.45% ......................         975,000             4/15/2005               972,367
SFX Entertainment Inc. Sr. Note Series B, 9.125% ....         125,000             2/01/2008               125,000
Sheffield Steel Corp. Note Series B, 11.50% .........         350,000            12/01/2005               280,000
Silgan Holdings Inc. Sr. Sub. Deb., 9.00% ...........         650,000             6/01/2009               607,750
Simonds Industries Inc. Sr. Sub. Note, 10.25% .......         395,000             7/01/2008               280,450
Spanish Broadcasting Systems Inc. Sr. Sub.
  Note, 9.625% ......................................         500,000            11/01/2009               475,000
Startec Global Communications Sr. Note, 12.00% ......         650,000             5/15/2008               542,750
Stater Brothers Holdings Inc. Sr. Note, 10.75% ......         350,000             8/15/2006               352,625
Stericycle Inc. Sr. Sub. Note Series B, 12.375% .....         160,000            11/15/2009               163,200
Terra Industries Sr. Note, 10.50% ...................         100,000             6/15/2005                73,000
Transdigm Inc. Sr. Sub. Note, 10.375% ...............         345,000            12/01/2008               269,100
Transwestern Publishing Co. LP Sr. Sub. Note
  Series D, 9.625% ..................................         675,000            11/15/2007               651,375
Triad Hospitals Sr. Sub. Note, 11.00% ...............         300,000             5/15/2009               302,250
Tyco International Group S A, 6.875%+ ...............       1,050,000             9/05/2002             1,031,226
United Technologies Corp., 7.50% ....................       1,425,000             9/15/2029             1,403,468
US Unwired Inc. Sr. Sub. Note, 0.00%+ ...............         335,000            11/01/2009               181,738
USA Waste Services Inc. Sr. Note, 6.50% .............         775,000            12/15/2002               715,232
USA Waste Services Inc. Sr. Note, 7.00% .............         200,000            10/01/2004               180,292
Viatel Inc. Sr. Note, 11.25% ........................         500,000             4/15/2008               445,000
Wal-Mart Stores, Inc. Note, 7.55% ...................       1,750,000             2/15/2030             1,794,677
Waste Management Inc., 7.70% ........................         650,000            10/01/2002               620,048
Westinghouse Air Brake Co. Sr. Note
  Series B2, 9.375% .................................         150,000             6/15/2005               146,250
Williams Communications Group Sr. Note, 10.875% .....       1,000,000            10/01/2009               985,000
Winstar Communicaions Inc., 12.50%+ .................         375,000             4/15/2008               368,906
Winstar Communications Inc. Sr. Exch. Note, 14.50% ..         425,000            10/15/2005               680,000
Winstar Equipment Corp. Sr. Sec. Exch. Note, 12.50%          250,000             3/15/2004               280,000
World Access Inc. Sr. Note, 13.25% ..................         500,000             1/15/2008               435,000
Zilog Inc. Sr. Note, 9.50% ..........................         100,000             3/01/2005                89,000
                                                                                                   --------------
                                                                                                       91,894,622
                                                                                                   --------------
Total Fixed Income Securities (Cost $309,299,056) ...                                                 295,857,279
                                                                                                   --------------

CASH EQUIVALENTS 8.9%
American Express Credit Corp., 6.06% ................       5,261,000             4/03/2000             5,261,000
American Express Credit Corp., 6.40% ................       4,000,000             4/03/2000             4,000,000
American Express Credit Corp., 6.01% ................       9,259,000             4/04/2000             9,259,000
American Express Credit Corp., 6.04% ................       3,731,000             4/10/2000             3,731,000
American Express Credit Corp., 5.86% ................       7,716,000             4/13/2000             7,716,000
Ford Motor Credit Co., 6.05% ........................       8,549,000             4/04/2000             8,549,000
General Electric Capital Corp., 6.06% ...............       2,739,000             4/07/2000             2,739,000
Goldman Sachs Group LP, 5.90% .......................      10,000,000             4/13/2000             9,980,333
Merrill Lynch & Company Inc., 6.03% .................       5,000,000             4/11/2000             4,991,625
Norwest Financial Inc., 5.92% .......................       8,000,000             4/19/2000             8,000,000
                                                                                                   --------------
Total Cash Equivalents (Cost $64,226,958) ...........                                                  64,226,958
                                                                                                   --------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                       VALUE
                                                                                    SHARES            (NOTE 1)
-----------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 7.8%
State Street Navigator Securities Lending Prime Portfolio                           55,704,435     $   55,704,435
                                                                                                   --------------
Total Short-Term Investments (Cost $55,704,435) ..............................................         55,704,435
                                                                                                   --------------
Total Investments (Cost $739,594,866) - 112.8% ...............................................        811,623,889
Cash and Other Assets, Less Liabilities - (12.8%) ............................................        (91,932,331)
                                                                                                   --------------
Net Assets - 100.0% ..........................................................................     $  719,691,558
                                                                                                   ==============

Federal Income Tax Information (Note 1):
At March 31, 2000, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $742,655,035 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of
  value over tax cost ........................................................................     $  113,513,004
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax
  cost over value ............................................................................        (44,616,150)
                                                                                                   --------------
                                                                                                   $   68,896,854
                                                                                                   ==============

------------------------------------------------------------------------------------------------------------------
      ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.

  *   Nonincome-producing securities.
 []   Security is in default.
  >   Payments of income may be made in cash or in the form of additional securities.
  #   Security valued under consistently applied procedures established by the Trustees.
(+)   Security restricted as to public resale. The total cost and market value of restricted securities owned at
      March 31, 2000 were $469,896 and $83,531 (0.01% of net assets), respectively.
  +   Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 2000 were $18,877,077 and $18,710,085 (2.60% of net assets), respectively.
  @   11,600 shares of Louis Dreyfus Natural Gas Corp., 35,325 shares of Maxx Petroleum Ltd. and 13,400 shares of
      Plains Resources, Inc. are considered by the Adviser to be part of Equity Securities.

TBA   Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement. Although the unit price has been established, the principal value has not been finalized.

Forward currency exchange contracts outstanding at March 31, 2000, are as follows:

                                                                                          UNREALIZED
                                                                         CONTRACT        APPRECIATION      DELIVERY
                                                      TOTAL VALUE          PRICE        (DEPRECIATION)       DATE
---------------------------------------------------------------------------------------------------------------------
Buy British pounds, sell U.S. dollars                  186,210 GBP     1.58747 GBP          $    862          4/03/00
Buy British pounds, sell U.S. dollars                  668,736 GBP     1.58687 GBP             3,498          4/04/00
Sell Euro, buy U.S. dollars                          1,288,971 EUR     0.95770 EUR               194          4/05/00
Sell Euro, buy U.S. dollars                          1,288,971 EUR     0.95727 EUR              (361)         4/05/00
Sell Euro, buy U.S. dollars                          1,308,800 EUR     1.01690 EUR            75,455          4/26/00
Sell Euro, buy U.S. dollars                            430,080 EUR     0.99120 EUR            13,102          5/18/00
Buy Euro, sell U.S. dollars                            202,867 EUR     0.96400 EUR            (1,308)         4/28/00
Buy Euro, sell U.S. dollars                            681,806 EUR     0.96230 EUR            (3,239)         4/03/00
Sell Greek Drachma, buy U.S. dollars               192,630,000 GDR     0.00286 GDR             1,460          5/09/00
Sell Greek Drachma, buy U.S. dollars               349,780,000 GDR     0.00287 GDR             4,658          5/09/00
Sell Greek Drachma, buy U.S. dollars               815,602,000 GDR     0.00294 GDR            70,522          5/18/00
Buy Hong Kong dollars, sell U.S. dollars            11,594,496 HKD     0.12844 HKD              (143)         4/07/00
Buy Japanese yen, sell U.S. dollars                111,672,566 JPY     0.00945 JPY            32,550          4/03/00
Sell New Zealand dollars, buy U.S. dollars          12,980,000 NZD     0.51243 NZD           210,829          4/26/00
Sell New Zealand dollars, buy U.S. dollars          11,602,000 NZD     0.51345 NZD           200,339          4/26/00
Sell New Zealand dollars, buy U.S. dollars          10,247,000 NZD     0.49023 NZD           (60,848)         5/18/00
Sell New Zealand dollars, buy U.S. dollars           2,338,000 NZD     0.49000 NZD           (14,421)         5/18/00
Sell New Zealand dollars, buy U.S. dollars              30,000 NZD     0.49538 NZD               (24)         5/18/00
Buy New Zealand dollars, sell U.S. dollars           1,448,000 NZD     0.48837 NZD            11,292          4/18/00
Buy New Zealand dollars, sell U.S. dollars           4,644,000 NZD     0.49612 NZD               223          4/18/00
Buy New Zealand dollars, sell U.S. dollars           7,914,000 NZD     0.48944 NZD            53,359          4/26/00
Sell Swedish Krona, buy U.S. dollars                15,537,010 SEK     0.11582 SEK            (1,251)         4/05/00
Buy Thailand Baht, sell U.S. dollars                 8,068,060 THB     0.02648 THB              (282)         4/03/00
                                                                                            --------
                                                                                            $596,466
                                                                                            ========

Futures contracts open at March 31, 2000, are as follows:

                                                                              EXPIRATION            UNREALIZED
TYPE                                                  NOTIONAL COST             MONTH              DEPRECIATION
---------------------------------------------------------------------------------------------------------------

 5 year U.S. Treasury Notes                            $10,200,000            June, 2000            $(122,018)
10 year U.S. Treasury Notes                            $ 9,400,000            June, 2000             (129,504)
                                                                                                    ---------
                                                                                                    $(251,522)
                                                                                                    =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 2000

ASSETS
Investments, at value (Cost $739,594,866) (Note 1) .............  $811,623,889
Foreign currency, at value (Cost $17,206) ......................        17,206
Cash ...........................................................        32,261
Receivable for securities sold .................................     6,084,451
Interest and dividends receivable ..............................     5,144,161
Receivable for fund shares sold ................................       768,188
Receivable for open forward contracts ..........................       678,343
Other assets ...................................................        14,117
                                                                  ------------
                                                                   824,362,616
LIABILITIES
Payable for collateral received on securities loaned ...........    55,704,435
Payable for securities purchased ...............................    46,535,033
Payable for fund shares redeemed ...............................     1,088,128
Accrued management fee (Note 2) ................................       446,539
Accrued distribution and service fees (Note 4) .................       395,404
Dividends payable ..............................................        94,137
Payable for open forward contracts .............................        81,877
Accrued trustees' fees (Note 2) ................................        75,884
Accrued transfer agent and shareholder services
  (Note 2) .....................................................        66,310
Payable for variation margin (Note 1) ..........................        39,313
Other accrued expenses .........................................       143,998
                                                                  ------------
                                                                   104,671,058
                                                                  ------------
NET ASSETS                                                        $719,691,558
                                                                  ============
Net Assets consist of:
  Undistributed net investment income ..........................  $  1,781,742
  Unrealized appreciation of investments .......................    72,029,023
  Unrealized depreciation of futures contracts .................      (251,522)
  Unrealized appreciation of forward
    contracts and foreign currency .............................       507,593
  Accumulated net realized gain ................................    71,246,432
  Paid-in capital ..............................................   574,378,290
                                                                  ------------
                                                                  $719,691,558
                                                                  ============
Net Asset Value and redemption price per share of
  Class A shares ($304,399,638 / 26,047,295 shares)                     $11.69
                                                                        ======
Maximum Offering Price per share of Class A shares
  ($11.69 / .9425) .............................................        $12.40
                                                                        ======
Net Asset Value and offering price per share of Class B(1)
  shares ($36,045,422 / 3,098,246 shares)* .....................        $11.63
                                                                        ======
Net Asset Value and offering price per share of Class B
  shares ($338,837,775 / 29,089,751 shares)* ...................        $11.65
                                                                        ======
Net Asset Value and offering price per share of Class C shares
  ($17,092,808 / 1,464,289 shares)* ............................        $11.67
                                                                        ======
Net Asset Value, offering price and redemption price per share
  of Class S shares ($23,315,915 / 1,994,814 shares)* ..........        $11.69
                                                                        ======

------------------------------------------------------------------------------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended March 31, 2000

INVESTMENT INCOME
Interest, net of foreign taxes of $18,186 (Note 1) .............  $ 21,014,852
Dividends, net of foreign taxes of $96,553 .....................     4,024,808
                                                                  ------------
                                                                    25,039,660
EXPENSES
Management fee (Note 2) ........................................     5,213,801
Service fee - Class A (Note 4) .................................       755,327
Distribution and service fees - Class B(1) (Note 4) ............       240,131
Distribution and service fees - Class B (Note 4) ...............     3,458,578
Distribution and service fees - Class C (Note 4) ...............       186,638
Transfer agent and shareholder services (Note 2) ...............     1,460,259
Custodian fee ..................................................       428,677
Registration fees ..............................................        92,328
Reports to shareholders ........................................        76,352
Trustees' fees (Note 2) ........................................        75,884
Audit fee ......................................................        36,596
Legal fees .....................................................        22,318
Miscellaneous ..................................................        49,221
                                                                  ------------
                                                                    12,096,110
Fees paid indirectly (Note 2) ..................................       (54,288)
                                                                  ------------
                                                                    12,041,822
                                                                  ------------
Net investment income ..........................................    12,997,838
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY, FORWARD CONTRACTS
  AND FUTURES CONTRACTS
Net realized gain on investments (Notes 1 and 3) ...............    82,190,608
Net realized gain on futures contracts (Note 1) ................        10,159
Net realized gain on forward contracts and
  foreign currency (Note 1) ....................................       559,872
                                                                  ------------
  Total net realized gain ......................................    82,760,639
                                                                  ------------
Net unrealized appreciation of investments .....................    13,105,234
Net unrealized depreciation of futures contracts ...............      (251,522)
Net unrealized depreciation of forward contracts and
  foreign currency .............................................      (604,612)
                                                                  ------------
  Total net unrealized appreciation ............................    12,249,100
                                                                  ------------
Net gain on investments, foreign currency andforward contracts .    95,009,739
                                                                  ------------
Net increase in net assets resulting from operations              $108,007,577
                                                                  ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                       YEARS ENDED MARCH 31
                                                             -----------------------------------------
                                                                   1999                    2000
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .....................................     $  13,936,948             $ 12,997,838
Net realized gain on investments,
  foreign currency, forward contracts and futures contracts
  .........................................................        26,894,384               82,760,639
Net unrealized appreciation
  (depreciation) of investments, foreign currency, forward
  contracts and futures contracts .........................       (49,954,566)              12,249,100
                                                                  -----------              -----------
Net increase (decrease) resulting from operations .........        (9,123,234)             108,007,577
                                                                  -----------              -----------
Dividends from net investment income:
  Class A .................................................        (6,552,247)              (6,002,303)
  Class B(1) ..............................................           (42,086)                (346,435)
  Class B .................................................        (4,962,495)              (4,035,270)
  Class C .................................................          (288,622)                (210,626)
  Class S .................................................          (427,400)                (443,039)
                                                                  -----------              -----------
                                                                  (12,272,850)             (11,037,673)
                                                                  -----------              -----------
Distributions from net realized gains:
  Class A .................................................       (25,005,097)              (5,639,218)
  Class B(1) ..............................................            --                     (501,338)
  Class B .................................................       (29,297,803)              (6,456,349)
  Class C .................................................        (1,782,441)                (337,772)
  Class S .................................................        (1,606,730)                (452,326)
                                                                  -----------              -----------
                                                                  (57,692,071)             (13,387,003)
                                                                  -----------              -----------
Distribution in excess of net realized
  gains:
  Class A .................................................          (433,237)                  --
  Class B .................................................          (519,581)                  --
  Class C .................................................           (30,773)                  --
  Class S .................................................           (21,048)                  --
                                                                  -----------              -----------
                                                                   (1,004,639)                  --
                                                                  -----------              -----------
Net increase (decrease) from fund
  share transactions (Note 5) .............................        49,469,940              (83,118,748)
                                                                  -----------              -----------
Total increase (decrease) in net assets                           (30,622,854)                 464,153
NET ASSETS
Beginning of year .........................................       749,850,259              719,227,405
                                                                  -----------              -----------
End of year (including undistributed
  net investment income of $1,838,837 and $1,781,742,
  respectively) ...........................................      $719,227,405             $719,691,558
                                                                 ============             ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
March 31, 2000

NOTE 1

State Street Research Strategic Growth & Income Fund (the "Fund"), formerly State Street Research Managed Assets, is a series of State Street Research Income Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, The Trust consists presently of two separate funds: State Street Research Strategic Growth & Income Fund and State Street Research High Income Fund.

The investment objective of the Fund is to seek a high total return while attempting to limit investment risk and preserve capital. To achieve its investment objective, the Fund intends to allocate assets among selected investments in the following sectors: Fixed Income Securities, Equity Securities, Inflation Responsive Investments and Cash & Cash Equivalents. Total return may include current income as well as capital appreciation. The Fund's investment manager believes that the timely re-allocation of assets can enhance performance and reduce portfolio volatility.

The Fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and a service fee equal to 0.25% of average daily net assets. On January 1, 1999, the Fund began offering class B (1) shares and continued offering Class B shares but only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.

B. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

D. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain fixed income securities held by the Fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

E. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended March 31, 2000, the Fund has designated as long-term $9,172,904 of the distributions from net realized gains.

Income dividends and capital gains distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions, paydown gains and losses and wash sale deferrals.

F. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At March 31, 2000, the value of the securities loaned and the value of collateral were $56,393,233 and $58,355,829 (including $55,704,435 of cash collateral), respectively. During the year ended March 31, 2000, income from securities lending amounted to $442,896 and is included in interest income.

I. FUTURES
The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the first $500 million of net assets annually, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 2000, the fees pursuant to such agreement amounted to $5,213,801.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the Fund may be purchased. During the year ended March 31, 2000, the amount of such expenses was $619,649.

The Fund has entered into an agreement with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended March 31, 2000 the Fund's transfer agent and custodian fees were reduced by $53,074 and $1,214, respectively under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $75,884 during the year ended March 31, 2000.

NOTE 3

For the year ended March 31, 2000, purchases and sales of securities, exclusive of short-term obligations and forward foreign currency exchange contracts, aggregated $835,616,549, and $920,791,215 (including $317,330,583 and
$297,347,326 of U.S. Government obligations), respectively.

NOTE 4

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 2000, fees pursuant to such plans amounted to $755,327, $240,131, $3,458,578 and $186,638 for Class A,
Class B(1), Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $70,650 and $360,109, respectively, on sales of Class A shares of the Fund during the year ended March 31, 2000, and that MetLife Securities, Inc. earned commissions aggregating $532,605, $21,044 and $50 on sales of Class B(1), Class B and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $2,000,641, $652,716 and $2,147 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

NOTE 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                              YEARS ENDED MARCH 31
                                         ------------------------------------------------------------
                                                     1999                           2000
                                         ----------------------------    ----------------------------
CLASS A                                     SHARES          AMOUNT           SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold ..........................      4,456,292    $ 47,419,479       2,085,702    $ 22,724,696
Issued upon reinvestment of:
  Dividends from net investment income        613,434       6,336,535         536,778       5,849,521
  Distributions from net realized gains     2,356,464      24,830,861         507,119       5,498,604
Shares redeemed ......................     (6,144,406)    (64,512,494)     (6,860,916)    (74,711,926)
                                         ------------    ------------    ------------    ------------
Net increase (decrease) ..............      1,281,784    $ 14,074,381      (3,731,317)   $(40,639,105)
                                         ============    ============    ============    ============

CLASS B(1)                                   SHARES*         AMOUNT*          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold ..........................      1,015,988    $ 10,366,494       2,460,931    $ 26,554,583
Issued upon reinvestment of:
  Dividends from net investment income          4,081          42,086          30,143         326,960
  Distribution from net realized gains           --              --            45,856         495,228
Shares redeemed ......................        (27,017)       (277,270)       (431,736)     (4,713,993)
                                         ------------    ------------    ------------    ------------
Net increase .........................        993,052    $ 10,131,310       2,105,194    $ 22,662,778
                                         ============    ============    ============    ============

CLASS B                                     SHARES          AMOUNT           SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold ..........................      6,312,468    $ 67,591,232         540,623    $  5,895,812
Issued upon reinvestment of:
  Dividends from net investment income        466,974       4,800,489         361,328       3,908,090
  Distributions from net realized gains     2,779,332      29,144,016         582,763       6,293,003
Shares redeemed ......................     (6,409,575)    (66,796,029)     (7,481,193)    (81,084,212)
                                         ------------    ------------    ------------    ------------
Net increase (decrease) ..............      3,149,199    $ 34,739,708      (5,996,479)   $(64,987,307)
                                         ============    ============    ============    ============

CLASS C                                     SHARES          AMOUNT           SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold ..........................        412,134    $  4,373,703         161,261    $  1,747,522
Issued upon reinvestment of:
  Dividends from net investment income         23,639         244,153          15,283         165,634
  Distributions from net realized gains       157,152       1,655,108          28,548         308,824
Shares redeemed ......................       (673,754)     (7,003,491)       (717,519)     (7,776,036)
                                         ------------    ------------    ------------    ------------
Net decrease .........................        (80,829)   $   (730,527)       (512,427)   $ (5,554,056)
                                         ============    ============    ============    ============

CLASS S                                     SHARES          AMOUNT           SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold ..........................        485,399    $  5,189,422       1,462,967    $ 15,554,370
Issued upon reinvestment of:
  Dividends from net investment income         40,956         425,454          40,271         441,422
  Distributions from net realized gains       152,390       1,624,883          41,650         451,884
Shares redeemed ......................     (1,520,824)    (15,984,691)     (1,006,152)    (11,048,734)
                                         ------------    ------------    ------------    ------------
Net increase (decrease) ..............       (842,079)   $ (8,744,932)        538,736    $  5,398,942
                                         ============    ============    ============    ============

-------------------------------------------------------------------------------------------------------
* January 1, 1999 (commencement of share class) to March 31, 1999.

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                  CLASS A
                                         --------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                         --------------------------------------------------------------------------------------
                                             1996(a)             1997(a)            1998(a)           1999(a)           2000(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)         8.76              10.29              10.40              11.60              10.40
                                              -----              -----              -----              -----              -----
  Net investment income ($)*                   0.23               0.21               0.22               0.25               0.24
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency, forward contracts and
    futures contracts ($)                      1.72               1.05               2.61              (0.35)              1.48
                                              -----              -----              -----              -----              -----
TOTAL FROM INVESTMENT OPERATIONS ($)           1.95               1.26               2.83              (0.10)              1.72
                                              -----              -----              -----              -----              -----
  Dividends from net investment income($)     (0.26)             (0.28)             (0.23)             (0.22)             (0.22)
  Distributions from net realized gains($)    (0.16)             (0.87)             (1.40)             (0.87)             (0.21)
  Distribution in excess of net realized
    gains ($)                                   --                 --                 --               (0.01)               --
                                              -----              -----              -----              -----              -----
TOTAL DISTRIBUTIONS ($)                       (0.42)             (1.15)             (1.63)             (1.10)             (0.43)
                                              -----              -----              -----              -----              -----
NET ASSET VALUE, END OF YEAR ($)              10.29              10.40              11.60              10.40              11.69
                                              =====              =====              =====              =====              =====
Total return(b) (%)                           22.55              12.49              29.62              (0.66)             16.88
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)     207,713            244,348            330,421            309,752            304,400
Expense ratio (%)*                             1.25               1.25               1.28               1.28               1.30
Expense ratio after expense reductions(%)*     1.25               1.25               1.28               1.27               1.29
Ratio of net investment income to
  average net assets (%)*                      2.34               2.02               1.96               2.32               2.23
Portfolio turnover rate (%)                  109.20             108.41             133.30             136.37             122.57
*Reflects voluntary reduction of
 expenses per share of these amounts ($)       0.02               0.01               0.00                 --                --

                                                                                 CLASS B(1)
                                                                     ----------------------------------
                                                                            YEARS ENDED MARCH 31
                                                                     ----------------------------------
                                                                       1999(a)(e)               2000(a)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                      10.35                10.36
                                                                            -----                -----
  Net investment income ($)                                                  0.04                 0.17
  Net realized and unrealized gain on investments, foreign currency,
    forward contracts and futures contracts ($)                              0.01                 1.45
                                                                            -----                -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                         0.05                 1.62
                                                                            -----                -----
  Dividends from net investment income ($)                                  (0.04)               (0.14)
  Distribution from net realized gains ($)                                    --                 (0.21)
                                                                            -----                -----
TOTAL DISTRIBUTIONS ($)                                                     (0.04)               (0.35)
                                                                            -----                -----
NET ASSET VALUE, END OF YEAR ($)                                            10.36                11.63
                                                                            =====                =====
Total return(b) (%)                                                          0.51(c)             15.93
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                    10,289               36,045
Expense ratio (%)                                                            2.08(d)              2.05
Expense ratio after expense reductions (%)                                   2.08(d)              2.04
Ratio of net investment income to average net assets (%)                     1.89(d)              1.48
Portfolio turnover rate (%)                                                136.37               122.57

-------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not annualized.
(d) Annualized.
(e) January 1, 1999 (commencement of share class) to March 31, 1999.

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                                  CLASS B
                                         ------------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                         ------------------------------------------------------------------------------------------
                                             1996(a)             1997(a)            1998(a)           1999(a)           2000(a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)         8.74              10.25              10.37              11.55              10.36
                                              -----              -----              -----              -----              -----
  Net investment income ($)*                   0.15               0.13               0.13               0.17               0.16
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency, forward contracts and
    futures contracts ($)                      1.71               1.06               2.59              (0.34)              1.47
                                              -----              -----              -----              -----              -----
TOTAL FROM INVESTMENT OPERATIONS ($)           1.86               1.19               2.72              (0.17)              1.63
                                              -----              -----              -----              -----              -----
  Dividends from net investment income($)     (0.19)             (0.20)             (0.14)             (0.14)             (0.13)
  Distributions from net realized gains($)    (0.16)             (0.87)             (1.40)             (0.87)             (0.21)
  Distribution in excess of net realized
    gains ($)                                   --                 --                 --               (0.01)               --
                                              -----              -----              -----              -----              -----
TOTAL DISTRIBUTIONS ($)                       (0.35)             (1.07)             (1.54)             (1.02)             (0.34)
                                              -----              -----              -----              -----              -----
NET ASSET VALUE, END OF YEAR ($)              10.25              10.37              11.55              10.36              11.65
                                              =====              =====              =====              =====              =====
Total return(b) (%)                           21.48              11.76              28.53              (1.31)             15.98
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)     193,272            251,518            368,975            363,517            338,838
Expense ratio (%)*                             2.00               2.00               2.03               2.03               2.05
Expense ratio after expense reductions(%)*     2.00               2.00               2.03               2.02               2.04
Ratio of net investment income to
average net assets (%)*                        1.59               1.27               1.21               1.57               1.48
Portfolio turnover rate (%)                  109.20             108.41             133.30             136.37             122.57
*Reflects voluntary reduction of
 expenses per share of these amounts ($)       0.02               0.01               0.00                 --                --

                                                                                  CLASS C
                                         --------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                         --------------------------------------------------------------------------------------
                                             1996(a)             1997(a)            1998(a)           1999(a)           2000(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)         8.75              10.27              10.38              11.57              10.38
                                              -----              -----              -----              -----              -----
  Net investment income ($)*                   0.15               0.13               0.13               0.17               0.16
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency, forward contracts and
    futures contracts ($)                      1.72               1.05               2.60              (0.34)              1.47
                                              -----              -----              -----              -----              -----
TOTAL FROM INVESTMENT OPERATIONS ($)           1.87               1.18               2.73              (0.17)              1.63
                                              -----              -----              -----              -----              -----
  Dividends from net investment income
    ($)                                       (0.19)             (0.20)             (0.14)             (0.14)             (0.13)
  Distributions from net realized gains
    ($)                                       (0.16)             (0.87)             (1.40)             (0.87)             (0.21)
  Distribution in excess of net realized
    gains ($)                                   --                 --                 --               (0.01)               --
                                              -----              -----              -----              -----              -----
TOTAL DISTRIBUTIONS ($)                       (0.35)             (1.07)             (1.54)             (1.02)             (0.34)
                                              -----              -----              -----              -----              -----
NET ASSET VALUE, END OF YEAR ($)              10.27              10.38              11.57              10.38              11.67
                                              =====              =====              =====              =====              =====
Total return(b) (%)                           21.54              11.64              28.59              (1.33)             15.93
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)      13,061             17,485             23,807             20,519             17,093
Expense ratio (%)*                             2.00               2.00               2.03               2.03               2.05
Expense ratio after expense reductions
  (%)*                                         2.00               2.00               2.03               2.02               2.04
Ratio of net investment income to
average net assets (%)*                        1.60               1.26               1.21               1.56               1.47
Portfolio turnover rate (%)                  109.20             108.41             133.30             136.37             122.57
*Reflects voluntary reduction of
 expenses per share of these amounts ($)       0.02               0.01               0.00                 --                --

-------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
-------------------------------------------------------------------------------

                                                                                  CLASS S
                                         --------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                         --------------------------------------------------------------------------------------
                                             1996(a)             1997(a)            1998(a)           1999(a)           2000(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)         8.77              10.29              10.40              11.60              10.40
                                              -----              -----              -----              -----              -----
  Net investment income ($)*                   0.25               0.24               0.25               0.27               0.29
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency, forward contracts and
    futures contracts ($)                      1.71               1.05               2.60              (0.34)              1.46
                                              -----              -----              -----              -----              -----
TOTAL FROM INVESTMENT OPERATIONS ($)           1.96               1.29               2.85              (0.07)              1.75
                                              -----              -----              -----              -----              -----
  Dividends from net investment income($)     (0.28)             (0.31)             (0.25)             (0.25)             (0.25)
  Distributions from net realized gains($)    (0.16)             (0.87)             (1.40)             (0.87)             (0.21)
  Distribution in excess of net realized
    gains ($)                                   --                 --                 --               (0.01)               --
                                              -----              -----              -----              -----              -----
TOTAL DISTRIBUTIONS ($)                       (0.44)             (1.18)             (1.65)             (1.13)             (0.46)
                                              -----              -----              -----              -----              -----
NET ASSET VALUE, END OF YEAR ($)              10.29              10.40              11.60              10.40              11.69
                                              =====              =====              =====              =====              =====
Total return(b) (%)                           22.70              12.77              29.93              (0.41)             17.17
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)      19,548             21,263             26,648             15,149             23,316
Expense ratio (%)*                             1.00               1.00               1.03               1.03               1.05
Expense ratio after expense reductions(%)*     1.00               1.00               1.03               1.02               1.04
Ratio of net investment income to
average net assets (%)*                        2.59               2.26               2.21               2.53               2.62
Portfolio turnover rate (%)                  109.20             108.41             133.30             136.37             122.57
*Reflects voluntary reduction of
 expenses per share of these amounts ($)       0.02               0.01               0.00                 --                --

-------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH INCOME TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH
STRATEGIC GROWTH & INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic Growth & Income Fund (formerly State Street Research Managed Assets) (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 18, 2000

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

Strategic Growth & Income Fund delivered strong performance for the year ended March 31, 2000. The total return for the fund's Class A shares was 16.88% (does not reflect sales charge). The fund outperformed the average of the 234 flexible portfolio funds tracked by Lipper, which rose 14.77%. The fund ranked in the top third of its Lipper peer group.

During the period, the manager reduced the fund's exposure to stocks to 55% and raised the fund's exposure to bonds to 41%. That was the result of a strategic decision at around mid-year to shift the fund's target asset allocation from 70% stocks/30% bonds to 60% stocks/40% bonds.

The strongest-performing sectors were international equity, small-cap growth and energy, which came alive near the end of the period. Mid-cap value, high yield and international bonds were disappointing. Higher interest rates hurt the bond market, and bond prices were under pressure throughout the year.

March 31, 2000

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gains distributions and income dividends. Performance reflects maximum 5.75% Class A share front-end, or 5% Class B(1) share or Class B share or 1% Class C share contingent deferred sales charges where applicable. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. Indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

                  COMPARISON OF CHANGE IN VALUE OF A $10,000
                INVESTMENT IN STRATEGIC GROWTH & INCOME FUND,
                               THE S&P 500 AND
                THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX

CLASS A

     Average Annual total Return
-------------------------------------
     1 Year    5 Years   10 Years
-------------------------------------
     10.15%    14.35%     11.71%
-------------------------------------


                                        Lehman Brothers
               Strategic Growth      Government/Corporate
                & Income Fund             Bond Index           S&P 500

3/90               $ 9,425                 $10,000             $10,000
3/91                 9,807                  11,249              11,438
3/92                11,111                  12,529              12,698
3/93                12,949                  14,321              14,629
3/94                14,368                  14,781              14,843
3/95                14,586                  15,392              17,150
3/96                17,875                  17,073              22,650
3/97                20,107                  17,835              27,139
3/98                26,063                  20,044              40,156
3/99                25,892                  21,357              47,579
3/00                30,261                  21,720              56,111



CLASS B(1)

     Average Annual total Return
-------------------------------------
     1 Year    5 Years   10 Years
-------------------------------------
     10.93%    14.61%     11.80%
-------------------------------------

                                        Lehman Brothers
               Strategic Growth      Government/Corporate
                & Income Fund             Bond Index           S&P 500

3/90               $10,000                 $10,000             $10,000
3/91                10,406                  11,249              11,438
3/92                11,789                  12,529              12,698
3/93                13,739                  14,321              14,629
3/94                15,147                  14,781              14,843
3/95                15,271                  15,392              17,150
3/96                18,550                  17,073              22,650
3/97                20,732                  17,835              27,139
3/98                26,646                  20,044              40,156
3/99                26,312                  21,357              47,579
3/00                30,504                  21,720              56,111

CLASS B

     Average Annual total Return
-------------------------------------
     1 Year    5 Years   10 Years
-------------------------------------
     10.98%    14.61%     11.80%
-------------------------------------

                                        Lehman Brothers
               Strategic Growth      Government/Corporate
                & Income Fund             Bond Index           S&P 500

3/90               $10,000                 $10,000             $10,000
3/91                10,406                  11,249              11,438
3/92                11,789                  12,529              12,698
3/93                13,739                  14,321              14,629
3/94                15,147                  14,781              14,843
3/95                15,271                  15,392              17,150
3/96                18,550                  17,073              22,650
3/97                20,732                  17,835              27,139
3/98                26,646                  20,044              40,156
3/99                26,312                  21,357              47,579
3/00                30,499                  21,720              56,111


CLASS C

     Average Annual total Return
-------------------------------------
     1 Year    5 Years   10 Years
-------------------------------------
     14.93%    14.82%     11.80%
-------------------------------------

                                        Lehman Brothers
               Strategic Growth      Government/Corporate
                & Income Fund             Bond Index           S&P 500

3/90               $10,000                 $10,000             $10,000
3/91                10,406                  11,249              11,438
3/92                11,789                  12,529              12,698
3/93                13,739                  14,321              14,629
3/94                15,155                  14,781              14,843
3/95                15,279                  15,392              17,150
3/96                18,571                  17,073              22,650
3/97                20,732                  17,835              27,139
3/98                26,660                  20,044              40,156
3/99                26,306                  21,357              47,579
3/00                30,496                  21,720              56,111


CLASS S

     Average Annual total Return
-------------------------------------
     1 Year    5 Years   10 Years
-------------------------------------
     17.17%    15.97%     12.56%
-------------------------------------

                                        Lehman Brothers
               Strategic Growth      Government/Corporate
                & Income Fund             Bond Index           S&P 500

3/90               $10,000                 $10,000             $10,000
3/91                10,406                  11,249              11,438
3/92                11,789                  12,529              12,698
3/93                13,739                  14,321              14,629
3/94                15,155                  14,781              14,843
3/95                15,279                  15,392              17,150
3/96                18,571                  17,073              22,650
3/97                20,732                  17,835              27,139
3/98                26,660                  20,044              40,156
3/99                26,306                  21,357              47,579
3/00                32,646                  21,720              56,111

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

-------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH INCOME TRUST
-------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES
STATE STREET RESEARCH                      GERARD P. MAUS                         GERARD P. MAUS
STRATEGIC GROWTH & INCOME FUND             Chairman of the Board,                 Interim Chief Operating Officer,
One Financial Center                       President, Chief Executive             Chief Financial Officer,
Boston, MA 02111                           Officer and Treasurer                  Chief Administrative
                                                                                  Officer and Director,
INVESTMENT ADVISER                         PETER C. BENNETT                       State Street Research &
State Street Research &                    Vice President                         Management Company
Management Company
One Financial Center                       BARTLETT R. GEER                       BRUCE R. BOND
Boston, MA 02111                           Vice President                         Former Chairman of the Board,
                                                                                  Chief Executive Officer and
DISTRIBUTOR                                JOHN H. KALLIS                         President, PictureTel Corporation
State Street Research                      Vice President
Investment Services, Inc.                                                         STEVE A. GARBAN
One Financial Center                       THOMAS A. SHIVELY                      Former Senior Vice President
Boston, MA 02111                           Vice President                         for Finance and Operations and
                                                                                  Treasurer, The Pennsylvania
SHAREHOLDER SERVICES                       JAMES M. WEISS                         State University
State Street Research                      Vice President
Service Center                                                                    DEAN O. MORTON
P.O. Box 8408                              JOSEPH W. CANAVAN                      Former Executive Vice President,
Boston, MA 02266-8408                      Assistant Treasurer                    Chief Operating Officer and
1-87-SSR-FUNDS (toll free)                                                        Director, Hewlett-Packard Company
                                           DOUGLAS A. ROMICH
CUSTODIAN                                  Assistant Treasurer                    SUSAN M. PHILLIPS
State Street Bank and                                                             Dean, School of Business and
Trust Company                              FRANCIS J. MCNAMARA, III               Public Management, George
225 Franklin Street                        Secretary and General Counsel          Washington University; former
Boston, MA 02110                                                                  Member of the Board of Governors
                                           DARMAN A. WING                         of the Federal Reserve System;
LEGAL COUNSEL                              Assistant Secretary and                Chairman and Commissioner of
Goodwin, Procter & Hoar LLP                Assistant General Counsel              the Commodity Futures Trading
Exchange Place                                                                    Commission
Boston, MA 02109                           AMY L. SIMMONS
                                           Assistant Secretary                    TOBY ROSENBLATT
INDEPENDENT ACCOUNTANTS                                                           President,
PricewaterhouseCoopers LLP                                                        Founders Investments Ltd.;
160 Federal Street                                                                President,
Boston, MA 02110                                                                  The Glen Ellen Company

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

                                                              ---------------
                                                                 Bulk Rate
STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND            U.S. Postage
One Financial Center                                               PAID
Boston, MA 02111                                                Canton, MA
                                                                Permit #313
                                                              ---------------



QUESTIONS? COMMENTS?

E-MAIL us at:
     info@ssrfunds.com

INTERNET site:
     www.ssrfunds.com

CALL us toll free at 1-87-SSR-FUNDS (1-877-773-8637 or [hearing impaired 1-800-676-7876]
    [Chinese and Spanish-speaking 1-888-638-3193]

WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

[LOGO] STATE STREET RESEARCH

(C)2000 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research Strategic Growth & Income Fund prospectus. The Prospectus contains more information, including sales charges and expenses. Please read the prospectus carefully before investing.

When used after June 30, 2000, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.


CONTROL NUMBER: (exp 0501) SSR-LD                                 SGI-1758-0500